As filed with the Securities and Exchange Commission on October 21, 2011

Registration No. 333-175137

Amendment No. 5 to

FORM F-4

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pinafore Holdings B.V.

(Exact name of registrant as specified in its charter)

The Netherlands	3714
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)

FOR ADDITIONAL REGISTRANTS, SEE “TABLE OF ADDITIONAL REGISTRANTS”

ON THE FOLLOWING PAGE

Fred. Roeskestraat 123

1076 EE

Amsterdam

The Netherlands

Tel: +31.20577.1177

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Thomas C. Reeve

Tomkins Limited

1551 Wewatta Street

Denver, Colorado 80202

Tel: +1. 303.744.5059

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Patrick H. Shannon

Rachel W. Sheridan

Latham & Watkins LLP

555 Eleventh St. NW

Suite 1000

Washington, DC 20004

Tel: +1.202.637.2200

Approximate date of commencement of proposed exchange offer: As soon as practicable after this Registration Statement is declared effective.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer).  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer).  ☐

Calculation of Registration Fee

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
9% Senior Secured Second Lien Notes	$1,035,000,000	100%	$1,035,000,000	$118,611.00(2)(3)
Guarantees of 9% Senior Secured Second Lien Notes (4)	N/A(5)	(5)	(5)	(5)
Total	$1,035,000,000	100%	$1,035,000,000	$118,611.00

(1)	Estimated solely for the purpose of calculating the registration fee under Rule 457(f) of the Securities Act.
(2)	A filing fee of $133,515.00 was previously paid in connection with the initial filing of this Registration Statement on June 24, 2011. The aggregate filing fee of $118,611.00 is being offset in its entirety by payments previously made.
(3)	The registration fee for the securities offered hereby was calculated under Rule 457(f)(2) of the Securities Act.
(4)	See inside facing page for additional registrants.
(5)	Pursuant to Rule 457(n) under the Securities Act, no separate filing fee is required for the guarantees.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Principal Executive Offices

TOMKINS, INC.*	Delaware	3990	33-1218687	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

TOMKINS, LLC*	Delaware	3990	99-0360549	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

ACD TRIDON (HOLDINGS) LIMITED	United Kingdom	3585	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

ACD TRIDON INC.	Ontario, Canada	3585	N/A	P.O. Box 310 300 Henry Street Brantford ON N3T 5W1, Canada +1.416.250.1033

AIR SYSTEM COMPONENTS, INC.	Delaware	3585	23-3023656	1401 N. Plano Road Richardson, Texas 75081 +1.972.301.9645

AIR SYSTEMS COMPONENTS INVESTMENTS CHINA LIMITED	United Kingdom	3585	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

AMP INDUSTRIAL MEXICANA, S.A. DE C.V.	Mexico	3585	N/A	Cerrada Centinela Num. 1782, Parque Industrial Cachanilla, Mexicali, B.C., 21394, Mexico +1.972.943.6150

APLICADORES MEXICANOS, S.A. DE C.V.	Mexico	3714	N/A	Avenida Parques Industriales y Magneto, Parque Industrial GEMA, Ciudad Juarez, Chihuahua, 32310, Mexico +1.972.301.9645

AQUATIC CO.	Delaware	3430	36-4284100	8101 E Kaiser Blvd. Suite 200 Anaheim, California 92808 +1.714.993.1220

AQUATIC TRUCKING CO.	Delaware	3430	31-1631458	8101 E Kaiser Blvd. Suite 200 Anaheim, California 92808 +1.714.993.1220

AUTO INDUSTRIAL DE PARTES, S.A. DE C.V.	Mexico	3714	N/A	Lic. Albino Hernandez No 7 Pte., Colonia Obrera, H. Matamoros, Tamaulipas, 78540, Mexico Attention: Antonio D’Addona +52.868.816.0998

BETA NACO LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

*	Tomkins, Inc. and Tomkins LLC are the co-issuers of the exchange notes offered hereby. The other listed registrants, including Pinafore Holdings B.V., are guarantors of the exchange notes.

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Principal Executive Offices

BRITISH INDUSTRIAL VALVE COMPANY LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

BROADWAY MISSISSIPPI DEVELOPMENT, LLC	Colorado	3990	27-1050109	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

BUFFALO HOLDING COMPANY	Delaware	3990	22-2977811	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

CARRIAGE HOUSE FRUIT COMPANY	California	3990	77-0400825	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

CONERGICS CORPORATION	Delaware	3990	48-0776015	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

DEXTER AXLE ACQUISITION CORP.	Delaware	3714	20-2417200	2900 Industrial Parkway Elkhart, Indiana 46516 +1.574.296.7214

DEXTER AXLE COMPANY	Delaware	3714	36-4284104	2900 Industrial Parkway Elkhart, Indiana 46516 +1.574.296.7214

DEXTER AXLE TRUCKING COMPANY	Delaware	3714	36-4289434	2900 Industrial Parkway Elkhart, Indiana 46516 +1.574.296.7214

DEXTER CHASSIS GROUP, INC.	Michigan	3714	38-3042888	501 S. Miller White Pigeon, Michigan 49099 +1.574.296.7214

E INDUSTRIES, INC.	Indiana	3714	37-1437274	4526 Chester Drive Elkhart, Indiana 46516 +1.574.522.7550

EASTERN SHEET METAL, INC.	Ohio	3714	31-0932614	8959 Blue Ash Road Cincinnati, Ohio 45236 +1.513.793.3440

EIFELER MASCHINENBAU GMBH	Germany	3714	N/A	Kolumbusstr. 54, 53881 Euskirchen, Germany +49.2251.256.200

EPICOR INDUSTRIES, INC.	Delaware	3714	36-3672434	3200 Parker Drive St. Augustine, Florida 32084 +1.615.355.1137

FBN TRANSPORTATION, INC.	Ohio	3714	04-3726434	8959 Blue Ash Road Cincinnati, Ohio 45236 +1.513.793.3440

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Principal Executive Offices

GATES AUTO PARTS HOLDINGS CHINA LIMITED	United Kingdom	3714	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

GATES CIS LLC	Russia	3714	N/A	1-st Dobryninsky per., building 15/7 #25, Moscow 119049, Russia +32.53.762.830

GATES DEVELOPMENT CORPORATION	Colorado	3714	84-1581944	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

GATES ENGINEERING & SERVICES AUSTRALIA PTY LTD ACN 142 531 244	Australia	3714	N/A	15 Dalzell Turn, Kinross, Perth, Australia, 6028 +1.61.9258.8399

GATES ENGINEERING & SERVICES HAMRIYAH FZE	United Arab Emirates	3714	N/A	Plot no. 2M-10, PO Box 49047, Hamriyah Free zone, Sharjah, United Arab Emirates +971.4886.1414

GATES ENGINEERING & SERVICES FZCO	United Arab Emirates	3714	N/A	PO Box 61046 Jebel Ali Free Zone, Dubai, United Arab Emirates

GATES ENGINEERING & SERVICES LTD.	British Virgin Islands	3714	N/A	Cragmuir Chambers P.O. Box 71, Road Town, Tortola, British Virgin Islands +1.284.494.2233

GATES ENGINEERING & SERVICES UK HOLDINGS LIMITED	United Kingdom	3714	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

GATES FLEXIMAK LTD.	British Virgin Islands	3714	N/A	Cragmuir Chambers P.O. Box 71, Road Town, Tortola, British Virgin Islands +1.284.494.2233

GATES FLUID POWER TECHNOLOGIES INVESTMENTS LIMITED	United Kingdom	3714	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

GATES GÜÇ AKTARIM SISTEMLERI DAGITIM SANAYI VE TICARET LIMITED SIRKETI	Turkey	3714	N/A	Peliti Koyu Karacayir Mevkii 2, Bolge, Gebze Kocaeli, Turkey +34.93.877.7016

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Principal Executive Offices

GATES HOLDING GMBH	Germany	3714	N/A	Kolumbusstr. 54, 53881 Euskirchen, Germany +49.2251.1256.200

GATES HOLDINGS LIMITED	United Kingdom	3714	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

GATES INTERNATIONAL HOLDINGS, LLC	Colorado	3714	N/A	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

GATES MECTROL GMBH	Germany	3714	N/A	Werner von Siemens Strasse 2, 64319 Pfungstadt, Germany +32.53.762.891

GATES MECTROL, INC.	Delaware	3714	11-3732833	9 Northwestern Drive, Salem, New Hampshire 03079 +1.303.744.4939

GATES POWER TRANSMISSION EUROPE BVBA	Belgium	3714	N/A	Dr. Carlierlaan 30, B-9320 Erembodegem (Aalst), Belgium +32.53.762.830

GATES POWERTRAIN UK LIMITED	United Kingdom	3714	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

H HEATON LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

HART & COOLEY TRUCKING COMPANY	Delaware	3585	61-1436877	5030 Corporate Exchange Blvd. Grand Rapids, Michigan 49512 +1.972.943.6150

HART & COOLEY, INC.	Delaware	3585	52-2206266	5030 Corporate Exchange Blvd. Grand Rapids, Michigan 49512 +1.972.943.6150

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Principal Executive Offices

HYTEC, INC.	Washington	3430	91-0839632	801 Northern Pacific Road P.O. Box 1180 Yelm, Washington 98597 +1.714.993.1220

IDEAL CLAMP PRODUCTS, INC.	Tennessee	3714	62-1051193	8100 Tridon Drive Smyrna, Tennessee 37172 +1.615.355.1137

KOCH FILTER CORPORATION	Kentucky	3585	61-0674289	625 W Hill Louisville, Kentucky 40208 +1.502.634.4796

MONTISK INVESTMENTS NETHERLANDS C.V.	Netherlands	3990	N/A	Leidsweg 37, 2nd Floor 2252 LA, Voorscholen The Netherlands +35.222.8229

NRG INDUSTRIES, INC. NKA RUSKIN ROOFTOP SYSTEMS, INC.	Delaware	3585	75-2452241	3900 Dr. Greaves Road Kansas City, Missouri 64030 +1.816.761.7476

OLYMPUS (ORMSKIRK) LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

RUSKIN AIR MANAGEMENT LIMITED	United Kingdom	3585	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

RUSKIN COMPANY	Delaware	3585	43-1845398	3900 Dr. Greaves Road Kansas City, Missouri 64030 +1.816.761.7476

RUSKIN COMPANY CANADA INC.	Ontario, Canada	3585	N/A	152 East Drive, Brampton Ontario L6T 1E1, Canada +1.816.761.7476

RUSKIN DE MÉXICO, S.A. DE C.V.	Mexico	3585	N/A	Tapioca # 5455-A Infonavit Ampliacion Aeropuerto Juarez CHI, Mexico 32698 +1.816.761.7476

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Principal Executive Offices

RUSKIN SERVICE COMPANY	Delaware	3585	43-1871609	3900 Dr. Greaves Road Kansas City, Missouri 64030 +1.816.761.7476

SCHRADER ELECTRONICS LIMITED	Northern Ireland	3714	N/A	11 Technology Park, Belfast Road Antrim, N. Ireland (UK), BT41 1QS

SCHRADER ELECTRONICS, INC.	Delaware	3714	26-1353225	101 Evergreen Drive Springfield, Tennessee 37172 +1.615.384.0089

SCHRADER INTERNATIONAL BRASIL LTDA.	Brazil	3714	N/A	1600 Avenida Malek Assad, Bairro Meia Lua, Jacarei, Sao Paulo, 12303-071, Brazil +55.3954.6500

SCHRADER INVESTMENTS LUXEMBOURG S.À R.L.	Luxembourg	3714	N/A	23-25 rue Notre Dame L-2240 Luxembourg +35.222.8229

SCHRADER, LLC	Delaware	3714	N/A	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

SCHRADER-BRIDGEPORT INTERNATIONAL, INC.	Delaware	3714	95-3959558	205 Frazier Road Alta Vista, Virginia 24517 +1.303.744.5339

SELKIRK AMERICAS, L.P.	Delaware	3714	71-0886085	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

SELKIRK CANADA HOLDINGS, L.P.	Delaware	3714	36-4499487	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

SELKIRK CORPORATION	Delaware	3714	71-0886094	5030 Corporate Exchange Blvd. Grand Rapids, Michigan 49512 +1.972.943.6150

SELKIRK IP L.L.C.	Delaware	3714	20-0776546	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

SHIITAKE LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

ST. AUGUSTINE REAL ESTATE HOLDING LLC	Delaware	3714	45-3014179	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5255

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Principal Executive Offices

SWINDON SILICON SYSTEMS LIMITED	United Kingdom	3714	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

THE GATES CORPORATION	Delaware	3990	84-0857401	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

TOMKINS ACQUISITIONS LIMITED	United Kingdom	3990	98-0360549	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS AMERICAN INVESTMENTS S.À R.L.	Luxembourg	3990	N/A	23-25 rue Notre Dame L-2240 Luxembourg +35.222.8229

TOMKINS AUTOMOTIVE CANADA LIMITED	Ontario, Canada	3714	N/A	4123 Yonge Street North York, Ontario Canada M2P 2B8 +1.416.250.1033

TOMKINS AUTOMOTIVE COMPANY, S.À R.L.	Luxembourg	3714	N/A	23-25 rue Notre Dame L-2240 Luxembourg +35.222.8229

TOMKINS AUTOMOTIVE HOLDING CO.	Delaware	3714	26-3004076	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

TOMKINS BUILDING PRODUCTS, INC.	Delaware	3990	62-1387341	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

TOMKINS ENGINEERING LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS FINANCE LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS FINANCE LUXEMBOURG LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Principal Executive Offices

TOMKINS FUNDING LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS HOLDINGS LUXEMBOURG, S.À R.L.	Luxembourg	3990	N/A	23-25 rue Notre Dame L-2240 Luxembourg +35.222.8229

TOMKINS IDEAL CLAMPS (SUZHOU) INVESTMENTS LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS INDUSTRIES, INC.	Ohio	3990	31-0596713	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

TOMKINS INVESTMENTS CHINA LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS INVESTMENTS COMPANY S.À R.L.	Luxembourg	3990	N/A	23-25 rue Notre Dame L-2240 Luxembourg +35.222.8229

TOMKINS INVESTMENTS LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS LUXEMBOURG S.À R.L.	Luxembourg	3990	N/A	23-25 rue Notre Dame L-2240 Luxembourg +35.222.8229

TOMKINS MAURITIUS COMPANY LIMITED	Mauritius	3990	N/A	Felix House, 24 Dr. Joseph Riviere Street, Port Louis, Mauritius +230.216.8800

TOMKINS OVERSEAS COMPANY	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS OVERSEAS HOLDINGS S.À R.L.	Luxembourg	3990	N/A	23-25 rue Notre Dame L-2240 Luxembourg +35.222.8229

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Principal Executive Offices

TOMKINS OVERSEAS INVESTMENTS LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS PENSION SERVICES LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS POLY BELT MEXICANA, S.A. DE C.V.	Mexico	3990	N/A	Km 96.5, Carretera Mexico- Cuautla #133, Fracc. Los Faroles, Tetelcingo, Cuautla, Morelos, 62751, Mexico +1.303.744.4939

TOMKINS SC1 LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS STERLING COMPANY	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS TREASURY (CANADIAN DOLLAR) COMPANY	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS TREASURY (DOLLAR) COMPANY	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS TREASURY (EURO) COMPANY	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

TOMKINS U.S., L.P.	Delaware	3990	26-3112689	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

TRICO PRODUCTS (DUNSTABLE) LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Principal Executive Offices

TRIDON CLAMP PRODUCTS GMBH	Germany	3714	N/A	10 Robert-Bosch Street, 53919, Weilerswist, Germany +32.53.762.800

TRION (DEUTSCHLAND) GMBH	Germany	3714	N/A	Oehlecker Ring 26, D-22419, Hamburg, Germany +1.972.301.9645

WALTHAM REAL ESTATE HOLDING CO.	Delaware	3990	26-3003983	1551 Wewatta Street Denver, Colorado 80202 +1.303.744.5059

WILLER & RILEY LIMITED	United Kingdom	3990	N/A	Pinnacle House, 17-25 Hartfield Road, Wimbledon, London SW19 3SE, England +44.20.8545.1910

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Indemnification of Directors and Officers.

We carry directors’ and officers’ insurance, which covers our directors and officers against certain liabilities they may incur when acting in their capacity as directors or officers. Certain of these individuals serve at our request as directors or officers of the additional registrants. In addition to potential indemnification and advancement that may be available from us, the directors and officers of the additional registrants may also be entitled to indemnification and advancement to the extent provided in the applicable additional registrant’s organizational documents or under the laws under which the additional registrants are organized, as described below.

California Guarantor

Carriage House Fruit Company

California General Corporation Law

Subject to certain limitations, Section 317 of the California Corporations Code provides in part that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that the person is or was a director, officer, employee or other agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with the proceeding if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. Under the California Corporations Code, a director’s liability to a company or its shareholders may not be limited with respect to the following items: (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of the company or its shareholders or that involve the absence of good faith on the part of the director, (iii) any transaction from which a director derived an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director’s duty to the company or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of a serious injury to the company or its shareholders, (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the company or its shareholders, (vi) contracts or transactions between the company and a director within the scope of Section 310 of the California Corporations Code, (vii) improper distributions, loans and guarantees under Section 316 of the California Corporations Code, (viii) acts or omissions occurring prior to the date such provision eliminating or limiting the personal liability of a director became effective or (ix) acts or omissions as an officer, notwithstanding that the officer is also a director or that his or her actions, if negligent or improper, have been ratified by the directors. The limitation of liability does not affect the availability of injunctions and other equitable remedies available to the Carriage House Fruit Company’s shareholders for any violation by a director of the director’s fiduciary duty to Carriage House Fruit Company or its shareholders.

By-Laws

The By-Laws of Carriage House Fruit Company authorize indemnification pursuant to Section 317 of the California Corporations Code.

Colorado Corporate Guarantor

Gates Development Corporation

Colorado Business Corporation Act

The Colorado Corporate Guarantor is organized as a corporation under the laws of the State of Colorado pursuant to Colorado Revised Statutes, §§ 7-101-101 et. seq., which is also known as the Colorado Business Corporation Act (the “CBCA”).

Pursuant to the CBCA, in the case of both third-party or derivative actions, a corporation may indemnify a director or officer, or a former director or officer or a person who acts or acted at the corporation’s request as a director or officer, or an individual acting in a similar capacity of another entity (whom, we refer to in this document as a “person”) against all cost, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the person in any civil, criminal, administrative, investigative or other proceeding (each, a “Proceeding”) in which the person is involved because of that association, if:

(a)	The person conducted himself or herself in good faith; and

(b)	The person reasonably believed:

(I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation’s best interests; and

(II) In all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; and

(c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

Further, unless limited by its articles of incorporation, a corporation is required to indemnify a director who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director.

Except as ordered by a court, however, no indemnification is to be made (i) in connection with any Proceeding brought by or in the right of the corporation where the person involved is adjudged to be liable to the corporation, or (ii) in connection with any other Proceeding charging that the person derived an improper personal benefit, whether or not involving action in an official capacity, in which Proceeding the person is adjudged liable on the basis that the person derived an improper personal benefit.

The CBCA provides that a corporation may provide (in its bylaws or by action of its directors or shareholders) for indemnification of its officers, who are not also directors of the corporation, to a greater extent than the indemnification provided to its directors.

The CBCA provides that a corporation may pay for or reimburse the reasonable expenses incurred by a person who is a party to a Proceeding in advance of the final disposition of the Proceeding if:

(a) The person furnishes the corporation a written affirmation of the person’s good-faith belief that he or she has met the standard of conduct described above;

(b) The person furnishes the corporation a written undertaking, executed personally or on the person’s behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

Pursuant to the CBCA, a corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary or agent. The corporation may purchase such insurance whether or not the corporation would have the power to indemnify the person against the same liability pursuant to the CBCA.

The CBCA provides that, if so provided in a corporation’s articles of incorporation, the corporation shall limit or eliminate the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; except that any such provision shall not limit or eliminate the liability of a director to the corporation or its shareholders for monetary damages for any breach of the director’s duty of loyalty to the corporation or its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful distributions to shareholders, or any transaction from which the director derived an improper personal benefit. Any such provision in a corporation’s articles of incorporation may not have retroactive effect.

The CBCA provides that no person shall be personally liable for any injury to person or property arising out of a tort committed by an employee unless such person was personally involved in the situation giving rise to the litigation or unless such person committed a criminal offense in connection with such situation.

Articles of Incorporation

The Amended and Restated Articles of Incorporation of the Colorado Corporate Guarantor provides that the Colorado Corporate Guarantor shall indemnify, to the maximum extent permitted by law, any person who is or was a director, officer, agent, fiduciary or employee of the corporation against any claim, liability or expense arising against or incurred by such person made party to a proceeding because he is or was a director, officer, agent, fiduciary or employee of the Colorado Corporate Guarantor or because he is or was serving another entity or an employee benefit plan as a director, officer, partner, trustee, employee, fiduciary or agent at the Colorado Corporate Guarantor’s request. The Colorado Corporate Guarantor shall further have the authority to the maximum extent permitted by law to purchase and maintain insurance providing such indemnification. The right to indemnification shall include the right to be paid or reimbursed by the Colorado Corporate Guarantor reasonable expenses of the type entitled to be indemnified hereunder incurred by a person indemnified hereunder who is, or is threatened to be made, a named defendant or respondent in a proceeding. Such payment or reimbursement may be made in advance of the final disposition of the proceeding and without any determination as to the person’s ultimate entitlement to indemnification, provided that such person delivers to the Colorado Corporate Guarantor a written affirmation of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified. The Colorado Corporate Guarantor may purchase and maintain insurance, at its expense, to protect itself, its sole shareholder and any person entitled to indemnification against any expense, liability, or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability, or loss.

Additionally, no director of the Colorado Corporate Guarantor shall have any personal liability for monetary damages to the corporation or its sole shareholder for breach of his fiduciary duty as a director, except it shall not eliminate or limit the personal liability of a director to the Colorado Corporate Guarantor or its sole shareholder for monetary damages for: (i) any breach of the director’s duty of loyalty to the Colorado Corporate Guarantor or its sole shareholder; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) voting for or assenting to a distribution in violation of § 7-106-401 of the CBCA or the articles of incorporation if it is established that the director did not perform his duties in compliance with § 7-108-401 of the CBCA, provided that the personal liability of a director in this circumstance shall be limited to the amount of the distribution which exceeds what could have been distributed without violation of § 7-106-401 of the CBCA or the articles of incorporation; or (iv) any transaction from which the director directly or indirectly derives an improper personal benefit. Nothing contained herein will be construed to deprive any director of his right to all defenses ordinarily available to a director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

Colorado LLC Guarantors

Broadway Mississippi Development, LLC

Gates International Holdings, LLC

(together, the “Colorado LLC Guarantors”)

Colorado Limited Liability Company Act

Pursuant to the Colorado Limited Liability Company Act (the “Colorado LLC Act”), a limited liability company shall reimburse a current or former member or manager for payments made, and indemnify a current or former member or manager for liabilities incurred by the member or manager, in the ordinary course of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

Operating Agreement

The Operating Agreement of Broadway Mississippi Development, LLC (“BMD”), whose sole member is the Colorado Corporate Guarantor, provides that to the fullest extent permitted by applicable law, neither the the Colorado Corporate Guarantor nor any officer nor any employee, representative or agent of BMD or the Colorado Corporate Guarantor (each, a “Covered Person”) shall be liable to BMD or any other person that is a party to or is otherwise bound by the Operating Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of BMD and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by the Operating Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s gross negligence or intentional misconduct.

BMD’s Operating Agreement further provides that to the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from BMD for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of BMD and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by the Operating Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or intentional misconduct with respect to such acts or omissions; provided, however, that any indemnity by BMD shall be provided out of and to the extent of BMD’s assets only, and the Colorado Corporate Guarantor shall not have personal liability on account thereof.

BMD’s Operating Agreement also provides that to the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by BMD prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by BMD of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified. A Covered Person shall be fully protected in relying in good faith upon the records of BMD and upon such information, opinions, reports or statements presented to BMD by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of BMD, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Colorado Corporate Guarantor might properly be paid.

To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to BMD or to any other Covered Person, a Covered Person acting under the Operating Agreement shall not be liable to BMD or any other person that is a party to or is otherwise bound by the Operating Agreement for its good faith reliance on the provisions of the Operating Agreement or any approval or authorization granted by BMD or any other Covered Person. The provisions of the Operating Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Colorado Corporate Guarantor to replace such other duties and liabilities of such Covered Person.

The Operating Declaration of Gates International Holdings, LLC (“GIH”), whose sole member is The Gates Corporation, provides that the member, employees, and agents of GIH shall be entitled to be indemnified by GIH to the extent provided in the Colorado limited Liability Act, as amended from time to time, and shall be entitled to the advance of expenses, including attorney’s fees, in the defense or prosecution of a claim against the Member employee or agent

Delaware Corporate Guarantors

Air System Components, Inc.

Aquatic Co.

Aquatic Trucking Co.

Buffalo Holding Company

Conergics Corporation

Dexter Axle Acquisition Corp.

Dexter Axle Company

Dexter Axle Trucking Company

Epicor Industries, Inc.

Gates Mectrol, Inc.

Hart & Cooley Trucking Company

Hart & Cooley, Inc.

NRG Industries, Inc. NKA Ruskin Rooftop Systems, Inc.

Ruskin Company

Ruskin Service Company

Schrader Electronics, Inc.

Schrader-Bridgeport International, Inc.

Selkirk Corporation

The Gates Corporation

Tomkins Automotive Holding Co.

Tomkins Building Products, Inc.

Tomkins, Inc.

Waltham Real Estate Holding Co.

(together, the “Delaware Corporate Guarantors”)

General Corporation Law of the State of Delaware

Section 145 of the General Corporation Law of the State of Delaware (the “DGCL”) grants corporations the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

In the case of an action by or in the right of the corporation, Section 145 of the DGCL grants corporations the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145 of the DGCL also empowers a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145 of the DGCL.

Section 102(b)(7) of the DGCL allows a corporation to eliminate or limit the personal liability of directors to a corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock purchase or redemption in violation of Delaware corporate law or obtained an improper personal benefit.

The Bylaws

The bylaws of each of Air System Components, Inc., Aquatic Co., Aquatic Trucking Co., Dexter Axle Acquisition Corp., Dexter Axle Company, Dexter Axle Trucking Company, Gates Mectrol, Inc., Hart & Cooley Trucking Company, Hart & Cooley, Inc., Ruskin Company, Ruskin Service Company, Schrader Electronics, Inc., Selkirk Corporation, Tomkins Automotive Holding Co. and Waltham Real Estate Holding Co. provide that such corporation shall indemnify its present and former directors, officers and employees (and any person acting as a director, officer, employee, fiduciary or agent for another entity at the request of the corporation) against expenses (including attorneys’ fees) and other liabilities and losses actually and reasonably incurred by such person in connection with any suits to which they were or are made or threatened to be made party by reason of their position with the corporation. Each of these corporations may, at its discretion, provide indemnification to agents of the corporation with the same scope and effect as the foregoing indemnification of directors, officers and employees.

The bylaws of each of Buffalo Holding Company, Epicor Industries, Inc. and Schrader-Bridgeport International, Inc. provide that such corporation shall indemnify its present and former directors and officers (and any person acting as a director, officer, employee or agent for another entity at the request of the corporation) against expenses (including attorneys’ fees) and other liabilities and losses actually and reasonably incurred by such person in connection with any suits to which they were or are made or threatened to be made party by reason of their position with the corporation. Schrader-Bridgeport International, Inc. may, at its discretion, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

The bylaws of Conergics Corporation provide that such corporation shall indemnify its present and former directors and officers (and any person acting as a director or officer for another entity at the request of the corporation) against expenses (including attorneys’ fees) and other liabilities and losses actually and reasonably incurred by such person in connection with any suits to which they were or are made or threatened to be made party by reason of their position with the corporation.

The bylaws of Tomkins, Inc. provide that such corporation shall indemnify its present and former directors and officers as well as directors and officers who, while a director, officer or employee, is or was acting as a director, officer, employee, agent or trustee for another entity at the request of the corporation against expenses (including attorneys’ fees) and other liabilities and losses actually and reasonably incurred by such person in connection with any suits to which they were or are made or threatened to be made party by reason of their position with the corporation.

The bylaws of Tomkins Building Products, Inc. provide that such corporation shall indemnify its present and former directors, officers, employees and agents (and any person acting as a director, officer, employee or agent for another entity at the request of the corporation) against expenses (including attorneys’ fees) and other liabilities and losses actually and reasonably incurred by such person in connection with any suits to which they were or are made or threatened to be made party by reason of their position with the corporation.

The bylaws of each of Air System Components, Inc., Aquatic Co., Aquatic Trucking Co., Dexter Axle Acquisition Corp., Dexter Axle Company, Dexter Axle Trucking Company, Gates Mectrol, Inc., Hart & Cooley Trucking Company, Hart & Cooley, Inc., Ruskin Company, Ruskin Service Company, Schrader Electronics, Inc., Selkirk Corporation, Tomkins Automotive Holding Co., Tomkins, Inc. and Waltham Real Estate Holding Co. also provide that the corporation shall pay expenses (including attorneys’ fees) incurred by an officer or director in any suit in advance of the final disposition of any such suit upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation. Such expenses (including attorneys’ fees) incurred by agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

The bylaws of NRG Industries, Inc. NKA Ruskin Rooftop Systems, Inc. are silent with respect to indemnification. The certificate of incorporation of NRG Industries, Inc. NKA Ruskin Rooftop Systems, Inc. provides that such corporation shall indemnify its present and former directors and officers as well as directors and officers who, while a director, officer or employee, is or was acting as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another entity at the request of the corporation to the fullest extent provided by Delaware law. The certificate of incorporation of NRG Industries, Inc. NKA Ruskin Rooftop Systems, Inc. also provides that the corporation shall pay expenses (including attorneys’ fees) incurred by an officer or director in any suit in advance of the final disposition of any such. NRG Industries, Inc. NKA Ruskin Rooftop Systems, Inc. may additionally provide indemnification to employees and agents of the corporation to the fullest extent provided by Delaware law.

The bylaws of The Gates Corporation are silent with respect to indemnification. The certificate of incorporation of The Gates Corporation provides that such corporation shall indemnify its present and former directors, officers and employees (and any person acting as a director, officer, employee or fiduciary for another entity at the request of the corporation) against expenses (including attorneys’ fees) and other judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with any suits to which they were or are involved or made or threatened to be made party by reason of their position with the corporation.

Delaware LLC Guarantors

Schrader, LLC

Selkirk IP L.L.C.

St. Augustine Real Estate Holding LLC

Tomkins, LLC

(together, the “Delaware LLC Guarantors”)

Delaware Limited Liability Company Act

Section 18-108 of the Delaware Limited Liability Company Act (the “DLLCA”) provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. However, to the extent that the limited liability company agreement seeks to restrict or limit the liabilities of such person, Section 18-1101 of the DLLCA prohibits it from eliminating liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.

The limited liability company agreement of Schrader, LLC provides that no member, nor any officer, director, stockholder, employee, representative or agent of a member, nor any manager, officer, employee, representative or agent of Schrader, LLC shall be liable to Schrader, LLC or any other person by reason of the actions or omissions of such person in relation to Schrader, LLC, its limited liability company agreement, any related document or any transaction or investment contemplated thereby, provided such action or omission does not constitute fraud, bad faith, gross negligence or willful misconduct. The limited liability company agreement also provides that Schrader, LLC shall indemnify, hold harmless, and pay all judgments and claims against any such person relating to any liability or damage incurred by any such person by reason of any act performed or omitted to be performed by such person in connection with the management of the affairs of Schrader, LLC or which relates to or arises out of Schrader, LLC or its property, business or affairs, except that no person shall be indemnified from any liability for fraud, bad faith, gross negligence or willful misconduct.

The limited liability company agreement of Selkirk IP L.L.C. provides that no member, nor manager, nor any officer, director, stockholder, partner, employee, affiliate, representative or agent of a member or manager, nor any officer, employee, representative or agent of Selkirk IP L.L.C. shall be liable to Selkirk IP L.L.C. or any other person by reason of the actions or omissions of such person in relation to Selkirk IP L.L.C., its property or the conduct of its business or affairs, its limited liability company agreement, any related document or any transaction or investment contemplated thereby, that was taken or omitted in the reasonable belief that it is in or not contrary to the best interests of Selkirk IP L.L.C. and within the scope of authority granted to that person and does not constitute fraud, bad faith, gross negligence or willful misconduct. The limited liability company agreement also provides that Selkirk IP L.L.C. shall indemnify, hold harmless, and pay all judgments and claims against any such person relating to any liability or damage incurred by any such person by reason of any act performed or omitted to be performed by such person in connection with the management of the affairs of Selkirk IP L.L.C. or which relates to or arises out of Selkirk IP L.L.C. or its property, business or affairs, except that no person shall be indemnified from any liability for (i) any claim with respect to which such person has engaged in fraud, bad faith, gross negligence or willful misconduct, (ii) any claim initiated by such person unless the claim was brought to enforce such person’s right to indemnification or was authorized or consented to by the board of directors.

The limited liability company agreement of St. Augustine Real Estate Holding LLC provides that St. Augustine Real Estate Holding LLC shall indemnify, hold harmless, and make advances for expenses to, managers and members to the maximum extended permitted under Section 18-108 as noted above. The limited liability company agreement of St. Augustine Real Estate Holding LLC also provides that St. Augustine Real Estate Holding LLC shall also indemnify and hold harmless employees and other agents to the fullest extent permitted under Section 18-108 as noted above, provided that such indemnification is approved by the managers.

The limited liability company agreement of Tomkins, LLC provides that no member, nor any officer, director, shareholder, partner, member, employee, affiliate, representative or agent of a member or of Tomkins, LLC, nor any former officer, employee, director or member shall be liable to Tomkins, LLC or its members by reason of the actions or omissions of such person that may cause or result in a loss or damage to Tomkins, LLC or a member, if the action or omission (i) was taken in good faith, in a manner reasonably believed to be within the scope of such person’s authority and in a manner reasonably believed to be in, or not inconsistent with, the best interests of Tomkins, LLC, and (ii) did not constitute fraud, bad faith, gross negligence or willful misconduct. The limited liability company agreement also provides that Tomkins, LLC shall indemnify, hold harmless, and pay all judgments and claims against any such person relating to any act performed or omitted to be performed by such person in connection with the activities of Tomkins, LLC or a subsidiary if (i) the act of failure to act was taken in good faith, within the scope of such person’s authority and in a manner reasonably believed to be in, or not inconsistent with, the best interests of Tomkins, LLC or such subsidiary, and (ii) the conduct did not constitute fraud, gross negligence, willful misconduct or a material breach of a material provision of the limited liability company agreement.

Delaware LP Guarantors

Selkirk Americas, L.P.

Selkirk Canada Holdings, L.P.

Tomkins U.S., L.P.

(together, the “Delaware LP Guarantors”)

Pursuant to Section 17-108 of the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”), a limited partnership may, subject to the standards set forth in the partnership agreement, indemnify and hold harmless any partner or other person from and against any and all claims and demands.

Pursuant to the agreement of limited partnership of Selkirk Americas, L.P. the general partner shall not be liable, responsible or accountable in damages or otherwise to a limited partner for any action or omission on behalf of the partnership taken in good faith within the scope of authority conferred to such person or for any act or omission that was consented to or approved by the limited partner, unless such action or failure to act was performed or omitted fraudulently or constituted gross negligence or willful misconduct. Further, pursuant to such agreement of limited partnership, the partnership shall indemnify each general partner and any of its members, managers, officers, employees or agents who was or is a party or is threatened to be made a party to any action, suit or proceeding, by reason of any acts, omissions, or alleged acts or omissions not taken in bad faith and arising out of such person’s activities as a general partner, or as a member manager, officer, employee or agent of the general partner, on behalf of the partnership or in furtherance of the interest of the partnership, against losses, damages or expenses for which such person has not otherwise been reimbursed actually and reasonably incurred in connection with such action, suit or proceeding, provided such person did not act, in connection with the acts or omissions for which indemnification is sought, fraudulently or in a manner constituting gross negligence or willful misconduct.

Pursuant to the agreement of limited partnership of Selkirk Canada Holdings, L.P., none of its partners, or any officers, directors, members, managers, stockholders, partners, employees, representatives, consultants or agents of any of the partners, nor any officer, employee, representative, consultant or agent of the partnership or any of its affiliates shall have any liability to the partnership or any other person for any act or omission relating to the partnership and the conduct of its business, the partnership agreement, any related document or any transaction contemplated thereby taken or omitted in good faith and in the reasonable belief that such act or omission was in or was not contrary to the best interests of the partnership, provided that such act or omission does not constitute fraud, willful misconduct, bad faith or gross negligence. Further, pursuant to such agreement of limited partnership, each general partner and each limited partner and each officer, director, member or manager of either the general partner or the limited partner shall be indemnified by the partnership to the fullest extent permitted by law against any losses, claims, demands, judgments, fines, settlements, liabilities, expenses and other amounts arising from any and all actions, suits or proceedings, in which such person may be involved, or threatened to be involved, by reason of its management of the affairs of the partnership or which relates to or arises out of the partnership or its property, business or affairs, provided that such person did not engage in fraud, willful misconduct, bad faith or gross negligence with respect to such claim. The partnership may advance to such person any amounts required to defend any claim for which they may be entitled to indemnification if such person promises to repay any amounts advanced by the partnership if it is determined that such person is not entitled to indemnification. The partnership may, at the discretion of its general partner, provide indemnification to any employees, representatives, agents or consultants of the partnership or any of its subsidiaries to the same extent outlined above.

Pursuant to the agreement of limited partnership of Tomkins U.S., L.P., none of the general partner, any affiliate of the general partner, any officer, director or employee of the general partner or such affiliate, nor any member of the partnership management committee shall have any liability to the partnership for any loss, damage, liability or expenses suffered by the partnership or the limited partners by reason of any act, alleged act or omission of such person that was performed in good faith on behalf of the partnership and in a manner reasonably believed by such person to be within the scope of authority granted to such person and in, or not opposed to, the best interests of the partnership, provided that such person is not guilty of gross negligence or willful misconduct. Further, pursuant to such agreement of limited partnership, the partnership shall indemnify each such person listed above, for any claim, demand, loss, damage, liability or expense by reason of any act, alleged act or omission taken in good faith on behalf of the partnership and in a manner reasonably believed by such person to be within the scope of authority granted to such person and in, or not opposed to, the best interests of the partnership, provided that such person is not guilty of gross negligence or willful misconduct. No indemnification shall be provided in connection with any claim or settlement unless such person is successful in defending such action and such indemnification (and the settlement, in the case of a settlement) is approved by a court of law.

Indiana Guarantor

Hytec, Inc.

Indiana Business Corporation Law

The Indiana Business Corporation Law (“IBCL”), the provisions of which govern e Industries, Inc., empowers an Indiana corporation to indemnify present and former directors, officers, employees or agents or any person who may have served at the request of the corporation as a director, officer, employee or agent of another corporation (“Eligible Persons”) against liability incurred in any proceeding, civil or criminal, in which the Eligible Person is made a party by reason of being or having been in any such capacity or arising out of his status as such, if the individual acted in good faith and reasonably believed that (a) the individual was acting in the best interests of the corporation, (b) if the challenged action was taken other than in the individual’s official capacity as an officer, director, employee or agent, the individual’s conduct was at least not opposed to the corporation’s best interests, or (c) if a criminal proceeding, either the individual had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful.

The IBCL further empowers a corporation to pay or reimburse the reasonable expenses incurred by an Eligible Person in connection with the defense of any such claim including counsel fees, and, unless limited by its articles of incorporation, the corporation is required to indemnify an Eligible Person against reasonable expenses if he or she is wholly successful in any such proceeding, on the merits or otherwise. Under certain circumstances, a corporation may pay or reimburse an Eligible Person for reasonable expenses prior to final disposition of the matter. Unless a corporation’s articles of incorporation otherwise provide, an Eligible Person may apply for indemnification to a court which may order indemnification upon a determination that the Eligible Person is entitled to indemnification in view of all the relevant circumstances without regard to whether his or her actions satisfied the appropriate standard of conduct.

Before a corporation may indemnify any Eligible Person against liability or reasonable expenses under the IBCL, a quorum consisting of directors who are not parties to the proceeding must (1) determine that indemnification is permissible in the specific circumstances because an Eligible Person met the requisite standard of conduct, (2) authorize the corporation to indemnify the Eligible Person and (3) if appropriate, evaluate the reasonableness of expenses for which indemnification is sought. If it is not possible to obtain a quorum of uninvolved directors, the foregoing action may be taken by a committee of two or more directors who are not parties to the proceeding, special legal counsel selected by the board of directors or such a committee, or by the shareholders of the corporation.

In addition to the foregoing, the IBCL states that the indemnification it provides shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any provision of the articles of incorporation, bylaws, resolution or other authorization adopted, after notice by a majority vote of all the voting shares then issued and outstanding. The IBCL also empowers an Indiana corporation to purchase and maintain insurance on behalf of any Eligible Person against any liability asserted against or incurred by him or her in any capacity as such, or arising out of his or her status as such, whether or not the corporation would have had the power to indemnify him or her against such liability.

By-Laws

The By-Laws of the Indiana Guarantor contain provisions under which the officers and directors of the Indiana Guarantor are entitled to indemnification as a matter of right against expenses reasonably incurred by any such person in connection with the defense of any action, suit or proceeding, civil or criminal, in which such person is made or threatened to be made, a party, by reason of being or having been in any such capacity, or arising out of his status as such, except in relation to matters as to which he is adjudged in such action to be liable for negligence or misconduct in the performance of duty to the Indiana Guarantor.

Kentucky Guarantor

Koch Filter Corporation

Kentucky Revised Statutes

Section 271B.8-510 of the Kentucky Revised Statutes (“KRS”) provides that a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if: (a) he conducted himself in good faith; and (b) he reasonably believed (1) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests and (2) in all other cases, that his conduct was at least not opposed to its best interests; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A corporation may not indemnify a director under KRS 271B.8-510: (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (b) in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under KRS 271B.8-510 in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

A corporation may not indemnify a director under KRS 271B.8-510 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in KRS 271B.8-510. The determination is made by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding; or if a quorum cannot be obtained, by majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the proceeding; or by special legal counsel selected by the board of directors or its committee in the manner prescribed above, or if a quorum or committee is not obtainable or cannot be designated, by majority vote of the full board of directors; or by the shareholders, but shares owned or controlled by directors who at the time were parties to the proceeding cannot be voted.

Under KRS 271B.8-530 a corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if (i) the director furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct required for indemnification, (ii) the director furnishes the corporation a written personal undertaking to repay the advance if it is ultimately determined that he did not meet the standard of conduct, and (iii) the corporation determines that the facts then known to those making the determination will not preclude indemnification.

Unless limited by the articles of incorporation, a director who has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation is entitled to indemnification against reasonable expenses incurred by him in connection with the proceeding. Unless limited by its articles of incorporation, a corporation may indemnify and advance expenses to an officer, employee or agent of the corporation to the same extent as it may to a director. The indemnification and advancement of expenses provided by or granted pursuant to KRS 271B.8-500 to 271B.8-580 is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may otherwise be entitled.

By-Laws

Article X of the Restated and Amended Bylaws of the Kentucky Guarantor provides that the corporation shall indemnify each of its directors and officers who is made a party to a proceeding in accordance with KRS 271B.8-500 to 271B.8-580, and that all reasonable expenses incurred by a director or officer who is made a party to a proceeding may be reimbursed by the corporation or paid in advance in accordance with KRS 271B.8-500 to 271B.8-580.

Michigan Guarantor

Dexter Chassis Group, Inc.

Michigan Business Corporation Act

The Michigan Guarantor is organized under the Michigan Business Corporation Act (the “MBCA”) which, in general, empowers Michigan corporations to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise, against expenses, including attorney’s fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred in connection therewith if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders and, with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful.

The MBCA also empowers Michigan corporations to provide similar indemnity to such a person for expenses, including attorney’s fees, and amounts paid in settlement actually and reasonably incurred by the person in connection with actions or suits by or in the right of the corporation if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the interests of the corporation or its shareholders, except in respect of any claim, issue or matter in which the person has been found liable to the corporation, unless the court determines that the person is fairly and reasonably entitled to indemnification in view of all relevant circumstances, in which case indemnification is limited to reasonable expenses incurred. If a person is successful in defending against a derivative action or third-party action, the MBCA requires that a Michigan corporation indemnify the person against expenses incurred in the action.

Bylaws

The Michigan Guarantor’s bylaws generally require the Michigan Guarantor to indemnify officers, directors and employees to the fullest extent legally possible under the MBCA and provide that similar indemnification may be afforded employees and agents. In addition, the bylaws require the Michigan Guarantor to indemnify any person who is or was serving at the request of the Michigan Guarantor as a director, officer, employee, fiduciary or agent of another entity to the same degree as the foregoing indemnification of directors and officers. The Michigan Guarantor’s bylaws further provide for the advancement of litigation expenses under certain circumstances.

Ohio Guarantors

Eastern Sheet Metal, Inc.

FBN Transportation, Inc.

Tomkins Industries, Inc.

(together, the “Ohio Guarantors”)

Ohio Revised Code

Section 1701.13(E)(1) of the Ohio Revised Code (“O.R.C.”) provides that a corporation may indemnify any person who was or is a party, or threatened to be made a party, to any action, suit or proceeding, other than an action by or in the right of the corporation, by reason of the fact he is or was a director, officer, employee or agent of the corporation, or was serving at the request of the corporation as a director, officer employee, agent or other capacity of another entity, against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

Section 1701.13(E)(2) of the O.R.C. provides that if the action or suit is by or in the right of the corporation, the corporation may indemnify a director, officer, employee or agent against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the defense or settlement of such suit or action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. No indemnification may be made in respect of any matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless a court determines that such person is fairly and reasonably entitled to indemnification for such expenses or any action or suit in which the only liability asserted against a director is an unlawful loan, dividend or distribution of assets or purchase or redemption of shares pursuant to O.R.C. §1701.95.

Any indemnification may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he met the applicable standard of conduct. Such determination is made by a majority vote of a quorum of directors not parties to or threatened with the action; or if such a quorum is not obtainable, or if a written opinion by independent legal counsel; or by the shareholders; or by the court in which such action was brought.

Expenses, including attorney’s fees, incurred by a director, officer, employee or agent in defending any action may be paid by the corporation as they are incurred, in advance of final disposition of the action, as authorized by the directors in the specific case, upon receipt of an undertaking by such person to repay such amount if it ultimately is determined that he is not entitled to be indemnified by the corporation. Unless the articles or regulations specifically state that the provisions of Section 1701.13(E)(5) of the O.R.C. do not apply and unless the only liability asserted is pursuant to O.R.C. §1701.95, a corporation is required to advance payment of a director’s expenses in defending the action upon receipt of an undertaking by the director to (i) repay such amount if it is proved by clear and convincing evidence in court that his action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for its best interests and (ii) reasonably cooperate with the corporation concerning the action.

To the extent a director, officer, employee or agent has been successful on the merits or otherwise in defense of any action, suit or proceeding, he is entitled to be indemnified against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with such proceeding. The indemnification authorized by O.R.C. §1701.13(E) is not exclusive of, and is in addition to, any other rights granted to those seeking indemnification under the articles, the regulations, any agreement, vote of shareholders or disinterested directors, or otherwise.

By-Laws and Regulations

Article VIII of the By-Laws of Eastern Sheet Metal, Inc. and FBN Transportation, Inc. provides that each person who was or is made or threatened to be made a party to or is involved in any action, suit or proceeding by reason of the fact that he is or was a director, officer or employee of the corporation or serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another entity shall be indemnified and held harmless by the corporation to the fullest extent not prohibited by the General Corporation Law of the State of Ohio against all expenses, liability, loss (including attorneys’ fees actually and reasonably incurred by such person in connection with such proceeding), judgments, fines and amounts paid in settlement. Expenses incurred by any such person in defending a proceeding shall be paid by the corporation in advance of final disposition of such proceeding upon receipt of an undertaking by the director, officer or employee to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. The rights to indemnification and payment of expenses in advance of final disposition in Article VIII are deemed to be a contract right between the corporation and such director, officer or employee who serves in any such capacity while Article VIII and the relevant provisions of the General Corporation Law of the State of Ohio are in effect.

Article Five of the Regulations of Tomkins Industries, Inc. provides that the corporation shall indemnify, to the full extent then permitted by law, any person who was or is or threatened to be made a party to any action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or serving at the request of the corporation as a director, officer, employee or agent of another entity. The board of directors may advance to any individual who may be entitled to indemnification under Article Five an amount sufficient to pay expenses incurred by the individual with respect to any such claim, action, suit or proceeding. Before the corporation may make such advance, the individual must agree in writing to repay the amount advanced less the amount of indemnification, if any, which the board of directors ultimately authorizes to be paid to the individual.

Tennessee Guarantor

Ideal Clamp Products, Inc.

Tennessee Code Annotated

The Tennessee Guarantor is a corporation organized under the laws of the State of Tennessee. Sections 48-18-501 through 48-18-509 of the Tennessee Code Annotated (“T.C.A.”) authorize a corporation to provide for the indemnification of officers, directors, employees and agents in terms sufficiently broad to permit indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. The Tennessee Guarantor is subject to the indemnification provisions set forth in those statutes.

T.C.A. Sections 48-18-503 and 48-18-507 require a corporation to indemnify a director or officer, who is successful in defending any proceeding brought against him as a result of his role as director or officer of the corporation, whichever is applicable. The corporation must reimburse the director or officer for reasonable expenses incurred by the director in connection with the proceeding.

Amended and Restated Charter

T.C.A. Section 48-12-102, permits the inclusion in the charter of a Tennessee corporation of a provision, with certain exceptions, eliminating the personal monetary liability of directors to the corporation or its shareholders for breach of the duty of care. The Tennessee Guarantor has adopted the provisions of the statute as Article VIII of its amended and restated charter effective September 8, 1997.

Washington Guarantor

Hytec, Inc.

Revised Code of Washington

Title 23B of the Revised Code of Washington (the “Washington Business Corporation Act”), provides that a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director or officer of the corporation, against liability incurred in the proceeding, if (a) the individual acted in good faith, and (b) the individual reasonably believed that (i) in a case involving conduct in the individual’s official capacity with the corporation, that such conduct was in the corporation’s best interests, and (ii) in all other cases, that the individual’s conduct was at least not opposed to the corporation’s best interests, and (c) in the case of any criminal proceeding, the individual had no reasonable cause to believe that the individual’s conduct was unlawful. A corporation may not indemnify a director or officer (a) in connection with a proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation, or (b) in connection with any other proceeding which charges improper personal benefit to the director or officer in which the director or officer was adjudged liable on the basis that such director or officer improperly received personal benefit.

Unless limited by its articles of incorporation, the Washington Business Corporation Act requires a corporation to indemnify a director or officer against reasonable expenses incurred in connection with a proceeding to which the director or officer was made a party because of such person’s status as a director or officer and in which the director or officer was wholly successful on the merits. If authorized by its articles of incorporation, bylaws, resolution adopted by the board of directors or shareholders, or by contract, a corporation may pay for or reimburse reasonable expenses incurred by a director or officer in advance of a final disposition of the proceeding if the director or officer provides a written affirmation of the director’s or officer’s good faith belief that the director or officer has met the applicable standards of conduct described above, and provides the corporation with a written, unlimited personal guaranty to repay the advance if it is determined that the director or officer did not meet such standards of conduct.

Unless a corporation’s articles of incorporation provide otherwise, a director or officer may also apply to the court conducting the proceeding or any other court of competent jurisdiction for court-ordered indemnification or advancement of expenses. The court may order such indemnification or advancement of expenses if it determines the director or officer (a) is entitled to mandatory indemnification, (b) is fairly and reasonably entitled to indemnification in view of the relevant circumstances or (c) the corporation’s articles of incorporation, bylaws, or any applicable resolution or contract entitle the director or officer to payment or reimbursement of reasonable expenses incurred in advance of final disposition of the proceeding. Furthermore, if authorized by the corporation’s articles of incorporation, a bylaw adopted or ratified by the shareholders, or a resolution adopted or ratified by the shareholders, a corporation may indemnify a director or officer or obligate itself to reimburse expenses incurred by a director or officer without regard to the limitations set forth in the Washington Business Corporation Act, provided that a director or officer shall not be indemnified from or on account of (a) acts or omissions finally adjudged to be intentional misconduct or a knowing violation of law, (b) conduct of a director finally adjudged to have constituted an unlawful distribution, or (c) any transaction with respect to which it was finally adjudged that the director or officer received a benefit in money, property or services to which the director or officer was not legally entitled.

Decisions to indemnify must be made for each specific case after a determination has been made that the applicable standard of conduct has been met, and the Washington Business Corporation Act sets forth certain requirements for making such determination. A corporation must provide shareholders with notice of any indemnification or advance of expenses in the form of a notice delivered with or prior to the notice of the next shareholders’ meeting.

Articles of Incorporation and By-Laws

The Articles of Incorporation, as amended, and the By-Laws of Hytec, Inc. do not contain any provisions regarding indemnification or advancement of expenses.

Australian Guarantor

Gates Engineering & Services Australia Pty Ltd.

Corporations Act 2001 (Commonwealth)

Section 199A(1) of the Corporations Act 2001 (Commonwealth) (the “Corporations Act”) provides that a company or a related body corporate must not exempt a person (whether directly or through an interposed entity) from a liability to the company incurred as an officer of the company.

Section 199A(2) of the Corporations Act provides that a company or a related body corporate must not indemnify a person in their role as an officer of the company against:

•	a liability owed to the company or a related body corporate;

•	a liability for a pecuniary penalty order or a compensation order under the Corporations Act; or

•	a liability that is owed to someone other than the company or a related body corporate and did not arise out of conduct in good faith.

Therefore, the company may not be prevented from indemnifying an officer against liability to outsiders of the company provided that the officer’s conduct does not involve a lack of good faith. Section 199A(2) of the Corporations Act does not apply to a liability for legal costs.

Section 199A(3) of the Corporations Act provides that a company or a related body corporate must not indemnify a person in their role as an officer of the company against legal costs incurred:

•	in defending or resisting proceedings in which the person is found to have a liability for which they could not be indemnified under section 199A(2) of the Corporations Act;

•	in defending or resisting criminal proceedings in which the person is found guilty;

•

in defending or resisting proceedings brought by the Australian Securities and Investments Commission (“ASIC”) or a liquidator for a court order if the grounds for making the order are found by the court to have been established (but this does not apply to costs incurred in responding to actions taken by ASIC or a liquidator as part of an investigation before commencing proceedings for the court order); or

•	in connection with proceedings for relief to the person under the Corporations Act in which the court denies the relief.

Section 199B of the Corporations Act provides that a company or a related body corporate must not pay, or agree to pay, whether directly or through any interposed entity a premium for a contract insuring a person who is or has been an officer of the company against a liability (other than one for legal costs) arising out of:

•	conduct involving a wilful breach of any duty in relation to the company; or

•

a contravention of section 182 or 183 of the Corporations Act, which deals with the officer’s duties under the Corporations Act not to improperly use their position or make improper use of information obtained as an officer.

Section 199C of the Corporations Act provides that sections 199A and 199B do not authorise anything that would otherwise be unlawful. Furthermore, anything that purports to indemnify or insure a person against a liability or exempt them from a liability will be void to the extent that it contravenes section 199A or 199B of the Corporations Act.

In this context, an “officer” of a company includes, but is not limited to:

•	a director or secretary;

•	a person who makes, or participates in making, decisions that affect the whole, or a substantial part, of the business of the company;

•	a person who has the capacity to affect significantly the company’s financial standing; or

•	a person in accordance with whose instructions or wishes the directors of the company are accustomed to act.

Constitution

Clause 94.1 of the constitution of the Australian Guarantor requires the Australian Guarantor to indemnify, to the extent permitted by law and subject to the restrictions in section 199A of the Corporations Act, every person who is or has been an officer of the Australian Guarantor against:

•	any liability (other than a liability for legal costs); or

•	reasonable legal costs incurred in defending an action for a liability,

incurred by that person as an officer of the Australian Guarantor or subsidiary.

Pursuant to clause 94.2 of the constitution, the amount of any indemnity payable under clause 94.1 will include an additional amount (“GST Amount”) equal to any Australian Goods and Services Tax (“GST”) payable by the officer being indemnified (“Indemnified Officer”) in connection with the indemnity (less the amount of any input tax credit claimable by the Indemnified Officer in connection with the indemnity). Payment of any indemnity which includes a GST Amount is conditional upon the Indemnified Officer providing the Australian Guarantor with a GST tax invoice for the GST Amount.

For the purposes of clause 94 of the constitution, “officer” means a director of the Australian Guarantor or a secretary of the Australian Guarantor.

Belgium Guarantor

Gates Power Transmission Europe BVBA

Under Belgian law, the directors of a company may be liable for damages to the company in case of improper performance of their duties. The directors of the Belgian Guarantor may be liable to the Belgian Guarantor and to third parties for infringement of the Belgian Guarantor’s articles of association, the Belgian company code or provisions of Belgian law. Under certain circumstances, directors may be criminally liable.

Under Tomkins Limited’s master Directors and Officers Insurance Policy and subject to the terms and conditions thereof, the directors of Belgian Guarantor are insured and may be indemnified in relation to liability they may incur in their capacity as such.

Brazilian Guarantor

Schrader International Brasil Ltda.

The Brazilian Guarantor is organized as a sociedade limitada, and is governed by articles 1052 through 1087 of Law 10406/02, as amended (the “Brazilian Civil Code”). Its corporate capital is held by Tomkins Automotive Company S.À.R.L. and Tomkins Investments Company S.À.R.L. (collectively, the “Partners”). A partners’ liability is limited to the subscribed and unpaid capital of the sociedade limitada.

In general, the liability of each partner of a sociedade limitada is limited to the value of the quotas held by such partner and when the company’s corporate capital has not been fully paid up, the liability of each partner is limited to the amount required to fully pay up its corporate capital. It is important to stress that all partners will be held jointly and severally liable for payment of the company’s capital. However, the Civil Code expressly establishes three exceptions to the rule on limitation of liability, namely:

(i)	personal and unlimited liability of the partner who takes part in a resolution on a transaction in which he/she has a conflict of interest with the company that is passed on account of the partner’s vote;

(ii)	unlimited liability of all partners that approve any resolution in violation of or contrary to the provisions of the law or of the company’s articles of association; and

(iii)	liability of the partner acting as a senior officer.

In addition to the three exceptions expressly established in the Civil Code in connection with limitation of liability, there are other exceptions established in specific laws and those arising from well-established case laws, especially regarding tax, labor and social security debts, when partners of sociedades limitadas could be held jointly and severally liable for their payments.

Neither the Brazilian Civil Code, nor the Articles of Association (Contrato Social) of the Brazilian Guarantor include specific indemnification provisions with respect to the officers or partners of the Brazilian Guarantor.

British Virgin Islands (“BVI”) Guarantors

Gates Engineering & Services Limited

Gates Fleximak Limited

(together, the “BVI Guarantors”)

BVI Business Companies Act 2004

Under section 132 of the BVI Business Companies Act 2004 a company incorporated in the British Virgin Islands may, subject to its memorandum or articles of association, indemnify its directors in respect of expenses, and liabilities reasonably incurred in connection with legal, administrative or investigative proceedings, provided that the relevant director acted honestly and in good faith and in what he believed to be the best interests of the company and, in the case of criminal proceedings, provided he had no reason to believe his conduct was unlawful.

The power granted under section 132 is exclusive of any other rights which the relevant person may be entitled to under any agreement, or resolution of shareholders, disinterested directors or otherwise.

Under section 133 a BVI company may also purchase insurance in relation to its directors, whether or not the company has or would have had the power to indemnify the director under section 132.

Memorandum and Articles of Association

Under the Memorandum and Articles of Association of each of the BVI Guarantors, each company may indemnify its directors to the same extent as permitted under section 132 and purchase insurance as permitted by section 133.

Canadian Guarantor

Ruskin Company Canada Inc.

Canadian Business Corporations Act

Under the Canada Business Corporations Act (“CBCA”), Ruskin Company Canada Inc. (“Ruskin Canada”) may indemnify a present or former director or officer or an individual who acts or acted at Ruskin Canada’s request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with Ruskin Canada or other entity, provided that the director or officer acted honestly and in good faith with a view to the best interests of Ruskin Canada and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that the individual’s conduct was lawful. Such indemnification may be made in connection with a derivative action only with court approval. A director or officer is entitled to indemnification from Ruskin Canada as a matter of right if the individual was not judged by a court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done and fulfilled the conditions set forth above.

By-Laws

As required or permitted by the CBCA, the By-laws of Ruskin Canada indemnify a director or officer, a former director or officer, or a person who acts or acted at Ruskin Canada’s request as a director or officer of a corporation in which Ruskin Canada is or was a shareholder or creditor and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of Ruskin Canada or such corporation if he acted honestly and in good faith with a view to the best interests of Ruskin Canada, and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

Ontario Guarantors

ACD Tridon Inc.

Tomkins Automotive Canada Limited

(together, the “Ontario Guarantors”)

Business Corporations Act (Ontario)

Under the Business Corporations Act (Ontario) (the “OBCA”), each of the Ontario Guarantors may indemnify a present or former director or officer or an individual who acts or acted at the applicable Ontario Guarantor’s request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the applicable Ontario Guarantor or other entity, provided that the director or officer acted honestly and in good faith with a view to the best interests of the applicable Ontario Guarantor and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that the individual’s conduct was lawful. Such indemnification may be made in connection with a derivative action only with court approval. A director or officer is entitled to indemnification from the applicable Ontario Guarantor as a matter of right if the individual was not judged by a court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done and fulfilled the conditions set forth above.

By-Laws

As required or permitted by the OBCA, the By-laws of ACD Tridon Inc. (“ACD Tridon”) indemnify a director or officer, a former director or officer, or a person who acts or acted at ACD Tridon’s request as a director or officer of a corporation in which ACD Tridon is or was a shareholder or creditor and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of ACD Tridon or such corporation if he acted honestly and in good faith with a view to the best interests of ACD Tridon, and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

The By-laws of Tomkins Automotive Canada Limited (“Tomkins Canada”) indemnify a director or officer, a former director or officer, or a person who acts or acted at Tomkins Canada’s request as a director or officer of a corporation in which Tomkins Canada is or was a shareholder or creditor and his heirs and legal representatives to the extent permitted by the OBCA. In accordance with the OBCA and subject to the foregoing, Tomkins Canada may from time to time indemnify and save harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in right of Tomkins Canada) by reason of the fact that he or she is or was an employee or agent of Tomkins Canada, or is or was serving at the request of Tomkins Canada as a director, officer, employee, agent of or participant in another body corporate, partnership, trust, joint venture or unincorporated association or organization, against expenses (including legal fees), judgments, fines and any amount actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted honestly and in good faith with a view to the best interests of Tomkins Canada or, as the case may be, to the best interests of the other entity for which he or she served at Tomkins Canada’s request and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that his or her conduct was lawful.

English Guarantors

ACD Tridon (Holdings) Limited

Air System Components Investments China Ltd

Beta Naco Limited

British Industrial Valve Company Limited

Gates Auto Parts Holdings China Limited

Gates Engineering & Services UK Holdings Ltd.

Gates Fluid Power Technologies Investments Ltd

Gates Holdings Limited

Gates PowerTrain UK Limited

H Heaton Limited

Olympus (Ormskirk) Limited

Ruskin Air Management Limited

Shiitake Limited

Swindon Silicon Systems Limited

Tomkins Engineering Limited

Tomkins Finance Limited (formerly Tomkins Finance plc)

Tomkins Finance Luxembourg Limited

Tomkins Funding Limited

Tomkins Ideal Clamps (Suzhou) Investments Limited

Tomkins Investments China Limited

Tomkins Investments Limited

Tomkins Limited (formerly Tomkins plc)

Tomkins Overseas Company

Tomkins Overseas Investments Limited

Tomkins Pension Services Limited

Tomkins SC1 Limited

Tomkins Sterling Company

Tomkins Treasury (Canadian Dollar) Limited

Tomkins Treasury (Dollar) Company

Tomkins Treasury (Euro) Company)

Trico Products (Dunstable) Limited

Willer & Riley Limited

(together, the “English Guarantors”)

General

As companies incorporated in England and Wales, the English Guarantors are subject to, as applicable, the Companies Act 1929 (the “CA 1929”), the Companies Act 1949 (the “CA 1948”), the Companies Act 1985 (the “CA 1985”) and the Companies Act 2006 (the “CA 2006”). In addition to the provisions set out below, please also refer to Chapter 7 (Directors’ Liabilities) of the CA 2006 set out below at Chapter 7 of the Companies Act 2006.

The articles of association of each of the English Guarantors (except for British Industrial Valve Company Limited) provide that, subject, where applicable, to the provisions of the relevant Companies Act, each of their respective directors and officers shall be indemnified out of the assets of the relevant company against all losses or liabilities incurred by them in the execution of their duties of office or otherwise relating to their office, including liabilities incurred by them in defending any proceedings, whether civil or criminal, in which judgment is given in their favour, or in which they are acquitted or in connection with any application in which relief is granted to them by the court.

The articles of association of Air System Components Investments China Ltd, Gates Auto Parts Holdings China Limited, Gates Engineering & Services UK Holdings ltd., Gates Fluid Power Technologies Investments Ltd, Gates Holdings Limited, Gates PowerTrain UK Limited H Heaton Limited, Olympus (Ormskirk) Limited, Tomkins Engineering Limited, Tomkins Finance Limited, Tomkins Finance Luxembourg Limited, Tomkins Ideal Clamps (Suzhou) Investments Limited, Tomkins Investments China Limited, Tomkins Limited, Tomkins Overseas Company, Tomkins Sterling Company, Tomkins Treasury (Canadian Dollar) Company,

Tomkins Treasury (Dollar) Company, and Tomkins Treasury (Euro) Company also provide that such companies may purchase and maintain insurance for any of their directors against any liability. This statement is a summary of the insurance provision as set out in articles of association of the applicable English Guarantors (which are set out in greater detail below).

ACD Tridon (Holdings) Limited and Trico Products (Dunstable) Limited

Article 33 (Indemnity) of the articles of association of ACD Tridon (Holdings) Limited and Trico Products (Dunstable) Limited provides that subject to the provisions of the Companies Act 1985 but without affecting any indemnity to which a director may otherwise be entitled no director or other officer shall be liable for any loss, damage or misfortune which may happen to or be incurred as a result by the Company in consequence of the execution of the duties of his office. Additionally, every director or other officer of the Company shall be indemnified out of the assets of the applicable company against any losses or liabilities incurred by him:

(i)	in defending any civil or criminal proceedings in which he is acquired or judgment is given in his favour;

(ii)	in connection with any application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the applicable company; and

(iii)	in the execution of the duties of his office or otherwise in relation thereto.

Air System Components Investments China Ltd, Gates Auto Parts Holdings China Limited, Gates Fluid Power Technologies Investments Ltd, Tomkins Finance Luxembourg Limited, Tomkins Ideal Clamps (Suzhou) Investments Limited and Tomkins Investments China Limited

Article 25 (Indemnity) of the articles of association of Air System Components Investments China Ltd, Gates Auto Parts Holdings China Limited, Gates Fluid Power Technologies Investments Ltd, Tomkins Finance Luxembourg Limited, Tomkins Ideal Clamps (Suzhou) Investments Limited and Tomkins Investments China Limited provides that subject to the provisions of the Companies Act 1985, the applicable company may purchase and maintain for any director or officer or employee or agent of the company insurance against any liability.

Subject to the Companies Act 1985, every person who is or has been a director or other officer or employee of the applicable company shall be indemnified out of the assets of the applicable company against all losses or liabilities which he may sustain or incur in the execution of the duties of his office, including any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgement is given in his favour or in which he is acquitted or in connection with any application under Sections 144 or 727 of the Companies Act 1985, in which relief is granted to him by the court. No director or other officer shall be liable for any loss, damage or misfortune which may happen to or be incurred by the company in the execution of the duties of his office or in relation thereto.

If the board of directors of the applicable company thinks fit, every agent of the company may be so indemnified against any liability incurred by him in defending any such proceedings.

H Heaton Limited and Olympus (Ormskirk) Limited

Article 21 (Indemnity) of the articles of association of H Heaton Limited and Olympus (Ormskirk) Limited provides that subject to the provisions of the Companies Act 1985, the company may purchase and maintain for any director or officer or auditor of the company insurance against any liability.

Subject to the Companies Act 1985, but without prejudice to any indemnity to which the person concerned may otherwise be entitled, every person who is or has been a director or other officer of the company shall be indemnified out of the assets of the company against all losses or liabilities which he may sustain or incur in or about the execution of the duties of his office, including any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgement is given in his favour or in which he is acquitted or in connection with any application under Sections 144 or 727 of the Companies Act 1985, in which relief is granted to him by the court. No director or other officer shall be liable for any loss, damage or misfortune which may happen to or be incurred by the company in the execution of the duties of his office.

Gates Holdings Limited, Tomkins Engineering Limited, Tomkins Overseas Company, Tomkins Sterling Company, Tomkins Treasury (Canadian Dollar) Company, Tomkins Treasury (Dollar) Company and Tomkins Treasury (Euro) Company

Article 24 (Indemnity) of the articles of association of Gates Holdings Limited, Article 23 (Indemnity) of the articles of association of Tomkins Engineering Limited, Article 30 (Indemnity) of the articles of association of Tomkins Overseas Company and Article 29 of the articles of association of each of Tomkins Sterling Company, Tomkins Treasury (Canadian Dollar) Company, Tomkins Treasury (Dollar) Company and Tomkins Treasury (Euro) Company provide that subject to the provisions of the Companies Act 1985, the Company may purchase and maintain for any director or officer or employee or agent or auditor of the Company insurance against any liability.

Subject to the Companies Act 1985, every person who is or has been a director or other officer or employee of the Company shall be indemnified out of the assets of the applicable company against all losses or liabilities which he may sustain or incur in or about the execution of the duties of his office, including any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgement is given in his favour or in which he is acquitted or in connection with any application under Sections 144 or 727 of the Companies Act 1985, in which relief is granted to him by the court. No director or other officer shall be liable for any loss, damage or misfortune which may happen to or be incurred by the Company in the execution of the duties of his office or in relation thereto.

If the board of directors of the Company thinks fit, every agent and the auditor of the applicable company may be so indemnified against any liability incurred by him in defending any such proceedings.”

Tomkins Finance Limited (formerly Tomkins Finance plc)

Article 161 (Indemnity) of the articles of association of Tomkins Finance Limited provides that subject to the provisions of the Companies Act 1985 and every other act or other statutory instrument in force and affecting the company including any statutory re-enactment or modification of the Companies Act 1985 and every other act or statutory instrument (the “Statutes”), the company may purchase and maintain for any director, managing director, secretary or other officer or employee or agent of the company, insurance against any liability.

Subject to the provisions of the Statutes, but without prejudice to any indemnity to which the person concerned may otherwise be entitled, every person who is or has been a director, managing director, secretary and other officer or employee of the company shall be indemnified out of the assets of the company against any liability relating to his conduct as, or incurred by him as, such director, managing director, secretary or other officer or employee of the company in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application under section 144(3) or section 144(4) or section 727 of the Companies Act 1985 in which relief is granted to him by the court.

Additionally, if the board of directors of the company thinks fit, every agent of the company may be indemnified against any liability incurred by him/them in defending any such proceedings.

Beta Naco Limited

Article 25 (Indemnity) of the articles of association of Beta Naco Limited provides that to the extent not avoided by Section 310 of Companies Act 1985, every director or other officer or auditor of the company shall be entitled to be indemnified out of the assets of the company against all costs, charges, expenses, losses or liabilities sustained or incurred in the execution of the duties of his office, including any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgement is given in his favour or in which he is acquired, or in connection with any application under Section 144 or Section 727 of the Companies Act 1985 in which relief is granted to him by the court, and no director or other officer shall be liable for any loss, damage or misfortune which may happen to or be incurred by the company in the execution of the duties of his office.

Gates Engineering & Services UK Holdings Ltd.

Article 31 (Indemnity and Expenses) of the articles of association of Gates Engineering & Services UK Holdings Ltd provides that to the extent permitted by law, the company may indemnify any director or former director of the company or of any associated company against any liability and may purchase and maintain for any director or former director of the company or of any associated company insurance against any liability. The company may also fund a director’s or former director’s expenditure and that of a director or former director of any holding company of the company for the purposes permitted under the Companies Act 1985 and may do anything to enable a director or former director or a director or former director of any holding company of the company to avoid incurring such expenditure as provided in the Companies Act 1985.

Gates PowerTrain UK Limited

Article 83 (Indemnity) of the articles of association of Gates PowerTrain UK Limited provides that each relevant officer shall be indemnified out of the company’s assets against all costs, charges, losses, expenses and liabilities incurred by him as a relevant officer in the actual or purported execution and/or discharge of his duties, or in relation to them and in relation to the company’s (or any associated company’s) activities as trustee of an occupational pension scheme (as defined in section 235(6) of the Companies Act 2006). This includes any liability incurred by him in defending any civil or criminal proceedings in which judgment is given in his favour or in which he is acquitted or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part or in connection with any application in which the court grants him, in his capacity as a relevant officer, relief from liability for negligence, default, breach of duty or breach of trust in relation to the company’s (or any associated company’s) affairs.

The company may provide any relevant officer with funds to meet expenditure incurred or to be incurred by him in connection with any proceedings or application referred to above and otherwise may take any action to enable any such relevant officer to avoid incurring such expenditure.

However, this Article 83 does not authorise any indemnity which would be prohibited or rendered void by any provision of the Companies Act 2006 or by any other provision of law.

A “relevant officer” means any director or alternate director or other officer or former director or other officer of the company or an associated company (including any company which is a trustee of an occupational pension scheme (as defined by section 235(6) of the Companies Act 2006) and may, if the members so decide include any person engaged by the company (or any associated company) as auditor (whether or not he is also a director or other officer), to the extent he acts in his capacity as auditor).

Article 84 (Insurance) of the articles of association of Gates PowerTrain UK Limited provides that the director may decide to purchase and maintain insurance, at the expense of the company, for the benefit of any relevant officer in respect of any relevant loss. With respect to the insurance provision, “relevant officer” does not include the auditor of the company (or any associated company).

84.2	In this Article 84:

A “relevant loss” means any loss or liability which has been or may be incurred by a relevant officer in connection with that officer’s duties or powers in relation to the company, any associated company or any pension fund or employees’ share scheme of the company or associated company.

Shiitake Limited

Article 35 (Indemnity) of the articles of association of Shiitake Limited provides that every director or other officer of the company shall be entitled to be indemnified out of the assets of the company against all losses or liabilities which he may sustain or incur in or about the execution of the duties of his office, and no director or other officer shall be liable for any loss, damage or misfortune which may happen to or be incurred by the company in the execution of the duties of his office.

Swindon Silicon Systems Limited, Tomkins Overseas Investments Limited and Tomkins Pension Services Limited

Article 7 (Indemnity) of the articles of association of Swindon Silicon Systems Limited, Article 16 (Indemnity) of the articles of association of Tomkins Overseas Investments Limited and Article 19 (Indemnity) of the articles of association of Tomkins Pension Services Limited provide that every director or other officer of the company shall be indemnified out of the assets of the company against all losses or liabilities which he may sustain or incur in or about the execution of the duties of his office or otherwise in relation thereto, including any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application under Section 448 of the Companies Act 1948, in which relief is granted to him by the court. No director or other officer shall be liable for any loss, damage or misfortune which may happen to or be incurred by the company in the execution of the duties of his office or in relation thereto. But this Article shall only have effect in so far as its provisions are not avoided by Section 205 of the Companies Act 1948.

Tomkins Investments Limited

Article 27 (Indemnity) of the articles of association of Tomkins Investments Limited provides that subject to and so far as may be permitted by the Companies Act 1985, but without prejudice to any indemnity to which any person concerned may otherwise be entitled, the directors, alternate directors, auditors, secretary and other officers shall be indemnified out of the assets of the company against any costs, charges, losses, expenses and liabilities incurred by them in the execution and discharge of their duties, including all liability incurred by them as such in defending any proceedings, whether civil or criminal, in which judgment is given in their favour, or in which they are acquitted or in connection with any application under the Companies Act 1985 in which relief is granted to them by the court.

Tomkins Limited (formerly Tomkins plc)

Article 123 of the articles of association of Tomkins Limited provides that pursuant to the applicable statutes, the company can indemnify any director or former director of the company or of any associated company against any liability and can purchase and maintain insurance against any liability for any director or former director of the company or of any associated company.

A director or former director of the company or of any associated company will not be accountable to the company or the shareholders for any benefit provided pursuant to Article 123. Anyone receiving such a benefit will not be disqualified from being or becoming a director of the company.

Tomkins SC1 Limited

Article 135 (Indemnity) of the articles of association of Tomkins SC1 Limited provides that every director and other officer of the company (including an auditor) shall be indemnified out of the assets of the company against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour, or in which he is acquitted, or in connection with any application in which relief is granted to him by the court under the Companies Act 1948 and every statutory modification or re-enactment thereof for the time being in force.

British Industrial Valve Company Limited

The articles of association of British Industrial Valve Company Limited do not contain any provisions for indemnification of its directors.

Ruskin Air Management Limited and Tomkins Funding Limited

The articles of association of Ruskin Air Management Limited and Tomkins Funding Limited provide that Regulation 136 (Indemnity) contained in Table A of the Companies Act 1948 shall apply to such companies. Regulation 136 provides that every director, managing director, agent, auditor, secretary and other officer shall be indemnified out of the assets of the company against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgement is given in his favour or in which he is acquitted or in connection with any application under section 448 of the Companies Act 1948 in which relief is granted to him by the court.

Willer & Riley Limited

The articles of association of Willer & Riley limited provide that Regulation 118 (Indemnity) contained in Table A of the Companies (Tables A to F) Regulations 1985 SI 1985/805 shall apply to the company. Regulation 118 provides that subject to the provisions of the Companies Act 1985, every director or other officer or auditor of the company shall be indemnified out of the assets of the company against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the company.

Chapter 7 of the Companies Act 2006

Directors’ Liabilities

Provision protecting directors from liability

The relevant sections of the CA 2006 are section 232 (provisions protecting directors from liability), section 233 (provision of insurance), section 234 (qualifying third party indemnity provision), section 235 (qualifying pension scheme indemnity provision), section 236 (qualifying indemnity provision to be disclosed in directors’ report), section 237 (copy of qualifying indemnity provision to be available for inspection), section 238 (right of member to inspect and request copy) and section 239 (ratification of acts of directors).

Following section 232(1) CA 2006 any provision (including that contained in the company’s articles, in any contract with the company or otherwise) that purports to exempt a director from liability for negligence, default, breach of duty or breach of trust in relation to a company is void and under section 232(2) CA 2006 any provision where the company (or an associated company) is seeking to indemnify a director for such liability is also void except as allowed by sections 233-235 CA 2006. While a company is not able to exonerate its directors from liabilities arising from their conflicts of interests, section 232 allows the company to make provision in its articles for dealing with directors’ conflicts of interests.

By virtue of sections 233-235 CA 2006, the prohibition of indemnification in section 232(2) CA 2006 does not:

(a)	prevent a company from purchasing and maintaining for a director of the company, or of an associated company, insurance against any such liability for negligence, default, breach of duty or breach of trust in relation to the company;
(b)	apply to a “qualifying third party indemnity provision.” This is a provision that does not indemnify the director against a liability to the company or to an associated company, does not provide indemnity against payment of a criminal fine or a regulatory penalty; or provide indemnity against any liability incurred (i) in defending criminal proceedings in which the director is convicted; (ii) in defending any civil proceedings brought by the company, or an associated company, in which judgement is given against the director; or (iii) in an unsuccessful application for relief from liability under the provisions for relief in CA 2006; and

(c)	apply to a provision indemnifying a director of a company that is a trustee of an occupational pension scheme against liability incurred in connection with the company’s activities as trustee of the scheme (a “qualifying pension scheme indemnity provision”). To qualify, the indemnity provision must not provide any indemnity against criminal fines, regulatory penalties or any liabilities incurred in defending criminal proceedings in which the director is convicted.

Section 236 CA 2006 requires disclosure of any qualifying third party indemnity provision and any qualifying pension scheme indemnity provision, relating to the company or an associated company, in the directors’ report. Therefore, where a company provides a qualifying indemnity provision to a director of an associated company, the provision must be disclosed in the directors’ reports of both companies.

Sections 237 and 238 CA 2006 ensure that a qualifying third party indemnity provision and any qualifying pension scheme indemnity provision made by a company for its director, or for the director of an associated company, is available for inspection by the members of (a) the company of which he is director; and (if different) (b) the company which provided the indemnity. Section 237 CA 2006 imposes an obligation on the company giving the indemnity, and on the company whose director is indemnified (if different), to keep available for inspection a copy of the indemnity, or, if it is not in writing, a memorandum of the indemnity setting out its terms. The copy or memorandum must be made available at the company’s registered office or at another location notified to the Registrar of Companies under section 1136 CA 2006. The copy or memorandum must be retained by the company and kept available for inspection for at least one year after the indemnity has been terminated or expired. Section 238 CA 2006 gives members of a company a right to inspect without charge the copy or memorandum.

Section 239 CA 2006 provides for the ratification of conduct by a director amounting to negligence, default, breach of duty or breach of trust in relation to the company. The ratification must be made by a resolution of the members of the company and the director concerned, nor any person connected with him, is able to vote on the ratification.

German Guarantors

Eifeler Maschinenbau GmbH

Gates Holding GmbH

Gates Mectrol GmbH

Trion (Deutschland) GmbH

Tridon Clamp Products GmbH

German Law

Under German law a managing director of a German Guarantor shall be entitled to claim indemnification from a shareholder of a German Guarantor in the event that the managing director will be liable for a business-destroying intervention (existenzvernichtender Eingriff) jointly with the shareholder provided that the shareholder has instructed the managing director to the action or omission resulting into the business-destroying intervention.

Following the German legal principles regarding the “mandate and contract for the management of the affairs of another” and in particular sec. 670 of the German Civil Code (“BGB”), a German Guarantor will be obliged to reimburse all expenses (Aufwendungen) incurred by a managing director for the purpose of performing a mandate on behalf of the respective German Guarantor that the managing director lawfully considered to be necessary in the circumstances.

The managing directors may also be entitled to ask for indemnification by a German Guarantor pursuant to sect. 426 (1) BGB in case of joint liability with the German Guarantor vis-à-vis third parties, provided that the managing director has not violated any of his/her obligations towards the German Guarantor. The same principles apply in case of a joint and several liability of two or more managing directors among themselves. In case of a joint liability of a managing director and the respective German Guarantor vis-à-vis the German tax authorities for any tax payments, the managing director is entitled to ask for indemnification by the German Guarantor in respect to the primary tax obligation but excluding any fine for late payment. The right to ask for such indemnification does not exist, however, if and to the extent the managing director and the German Guarantor would be liable based on tort (sect. 823 to 853, 31 BGB).

Articles of Incorporation

The articles of incorporation of each of the German Guarantors do not contain indemnification provisions.

Luxembourg Guarantors

Schrader Investments Luxembourg S.à r.l.

Tomkins American Investments S.à r.l.

Tomkins Automotive Company, S.à r.l.

Tomkins Holdings Luxembourg, S.à r.l.

Tomkins Investments Company S.à r.l.

Tomkins Luxembourg S.à r.l.

Tomkins Overseas Holdings S.à r.l.

Luxembourg Law

Each of the Luxembourg Guarantors is incorporated as a private limited company (société à responsabilité limitée or “S.à r.l”) under the laws of Luxembourg. Managers of a Luxembourg S.à r.l. may be held personally liable as managers for their acts in such capacity in the following circumstances: (i) they can be held individually liable toward the company, but not to third parties, for mismanagement; (ii) they can be held jointly and severally liable toward the company and third parties from a breach of the provisions of the law of 10 August 1915 on commercial companies, as amended, or of the articles of association of the company (unless they did not participate in the breach and brought the facts to the knowledge of the shareholders immediately upon becoming aware of such facts); and (iii) they can be held liable, to any other person, for tort as to damages only which are distinct from a damage that would be suffered by the company.

A Luxembourg company may be held liable for criminal offenses where a criminal action has been committed in the name and for the benefit of such company, by one of its legal or de facto representatives. As Luxembourg provisions do not exclude accumulation of liabilities, such representatives may also have their criminal liability withheld.

Luxembourg law does not contain provisions regarding the indemnification of managers and officers. However, according to Luxembourg employment law, an employer may, under certain circumstances, be required to indemnify an employee against losses and expenses incurred by him in the execution of his duties under an employment agreement, unless the losses and expenses arise from the employee’s gross negligence or willful misconduct.

Articles of Incorporation

The articles of incorporation of each of the Luxembourg Guarantors do not contain indemnification provisions.

Mauritius Guarantor

Tomkins Mauritius Company Limited

Companies Act 2001

The Companies Act 2001 (the “Mauritius Companies Act”) generally prohibits a company from indemnifying or directly or indirectly effecting insurance for its directors or employees in relation to:

•	liability for any act/omission of the director or employee in his capacity as director or employee; or

•	costs incurred by that director or employee in defending or settling any claim or proceedings relating to any such liability.

Any such indemnity given is deemed void. However, directors or employees may, in the circumstances outlined in paragraphs below, be indemnified for breach of duty.

A company may indemnify a director or employee for any costs he may have incurred in proceedings that relate to liability for any act or omission in his capacity as director or employee. Provided that the indemnity is expressly authorised by the constitution of the company, the director or employee must have either obtained judgment in his favour, been acquitted, had proceedings which were initiated against him discontinued, been granted relief by the Court or, had, where proceedings were threatened, the threatened action abandoned or not pursued.

A company may indemnify a director or employee for any liability to a third party (i.e. a person other than the company itself or a related company) in the capacity of director or employee. Such indemnity must be expressly provided for in the constitution of the company. However, a director may not be indemnified against criminal liability or for any liability arising from breach of duty to act in good faith or in the best interests of the company.

The Mauritius Companies Act allows a company to effect insurance for its directors and employees, in respect of:

•	liability (other than criminal liability) for any act/omission in his capacity as a director or employee;

•	costs incurred by that director or employee in defending or settling any claim or proceeding relating to any such liability; or

•

costs incurred by that director or employee in defending any criminal proceedings, either that have been brought against the director or employee in relation to any act/omission of that director or employee in his capacity as director or employee, in which that person is either acquitted or a nolle prosequi is entered.

A company may provide insurance cover for a director or employee with prior approval of the board and provided the constitution of the company contains such express authorisation for such grant of insurance cover.

The board of the company is also under obligation to make all the necessary disclosures in respect of such indemnities or insurance in the directors’ interests register (if any), the minutes and the annual report. If a company covers a director or employee, and the provisions of the Mauritius Companies Act regarding insurance and the mandatory disclosures have not been complied with, the director or employee will be personally liable to the company for the cost of effecting the insurance, unless the director or employee proves that it was fair to the company at the time the insurance was effected.

Constitution

The provisions in constitution of the Mauritius Guarantor as regards the indemnification of directors / employees reflect the stipulations of the Mauritius Companies Act, outlined above.

Mexican Guarantors

AMP Industrial Mexicana S.A. de C.V.

Aplicadores Mexicanos, S.A. de C.V.

Auto Industrial de Partes, S.A. de C.V.

Ruskin de Mexico S.A. de C.V.

Tomkins Poly Belt Mexicana, S.A. de C.V.

Mexican Law

Under Mexican law, when an officer or director of a Mexican corporation acts within the scope of his authority, the Mexican corporation shall be responsible for any resulting third party liabilities or expenses. However, under certain specific circumstances pertaining to tax, and environmental irregularities of the Mexican corporation, its officers or directors may be personal and jointly liable with the Mexican corporation. This type of liability should be contractually covered by an indemnity given by the Mexican corporation in favor of the officers or directors.

Bylaws

The bylaws of the Mexican Guarantors as of the date hereof do not include specific indemnification provisions with respect to the officers or directors of the Mexican Guarantors.

Dutch BV Guarantor

Pinafore Holdings B.V.

Dutch Law

Under Dutch law the following applies with respect to the liability of members of the managing board and possible indemnification by a besloten vennootschap met beperkte aansprakelijkheid (“BV”).

As a general rule, members of the managing board of a BV are not liable for obligations incurred by or on behalf of the company. Under certain circumstances, however, members of the managing board of a BV may be liable to the company for damages in the event of improper or negligent performance of their duties. They may be jointly and severally liable for damages to the company and to third parties for infringement of the articles of association or of certain provisions of the Dutch Civil Code. In certain circumstances, members of the managing board may also incur additional specific civil and criminal liabilities.

With respect to their liability with respect to a BV the following applies. As a general rule, each director of the managing board must properly perform the duties assigned to him or her. Failure of a director in his duties does not automatically lead to liability. Liability is only incurred in case of severe reproach. The liability of directors towards the company can be waived by a discharge (décharge). Discharge is generally granted by the general meeting of shareholders. Such discharge in principle only releases directors from liability for actions which have been disclosed at or to the general meeting of shareholders or which appear from the annual accounts. A discharge does not affect the liability of the directors towards third parties or their liability to any trustee in bankruptcy.

With respect to directors’ liability with respect to third parties, there are various statutory grounds pursuant to which a director of the managing board of a BV may be held liable, such as specific liability in bankruptcy, liability for tax debts, social security contributions and contributions to mandatory pension funds, liability based on tort, liability for misrepresentation in annual accounts and personal liability of directors under Dutch criminal law (including economic offenses).

Limited Partnership Agreement

The limited partnership agreement of the Dutch BV Guarantor does not include specific indemnification provisions with respect to its general partner.

Dutch CV Guarantor

Montisk Investments Netherlands C.V.

Under the laws of the Netherlands a commanditaire vennootschap (“CV”) is not a legal person (rechtspersoon), but a partnership established by an agreement between one or more general partners (beherend vennoten), whose liability is unlimited, and one or more limited partners (commanditaire vennoten), whose liability in principle is limited to the amount of their capital contributions. Please note, that the liability of a limited partner may become unlimited, if that limited partner becomes too involved in the management of the CV.

The capital and/or assets contributed by the partners to the CV belong, in principle, legally and/or economically, in joint ownership to the partners of the CV. A CV is however deemed to legally have a separate estate (afgescheiden vermogen). This means that in respect of the assets of the CV the creditors of the CV have priority over the other creditors of the general partners.

Limited Partnership Agreement

The limited partnership agreement of the Dutch CV Guarantor does not include specific indemnification provisions with respect to its general partner.

Northern Ireland Guarantor

Schrader Electronics Limited

Companies Act 2006

As a part of the United Kingdom, Northern Ireland is subject to the provisions of the Companies Act, 2006 (the “CA 2006”). The relevant sections of the CA 2006 are sections 205 (defence costs loan), 232 and 234–235 (director indemnities), 236–238 (public disclosure) and 239 (ratification of conduct). See also “– English Guarantors – Chapter 7 of the Companies Act 2006.”

Restrictions in the CA 2006 apply to indemnities provided to directors of companies incorporated under the CA 2006 or any of its predecessors, namely companies incorporated in the UK. The CA 2006 does not restrict the scope of any indemnity that may be offered to:

(i)	employees and other individuals who are not directors of a UK company in a group of companies; or

(ii)	directors of non-UK companies.

All references to a company in this summary shall refer to a UK company.

Section 205 of the CA 2006 allows a company to lend money to a director to finance his legal and other costs involved in defending himself against any civil regulatory or criminal proceedings brought against him alleging breach of duty, breach of trust or negligence in relation to the company or any associated company.

The loan may also cover the cost of an application for relief from liability under s. 661(3) or (4) (Liability of others where nominee fails to make payment in respect of shares) or s. 1157 (Power to grant relief in certain circumstances) of the CA 2006. The funding must be by way of a loan because the CA 2006 requires that in some circumstances when the director is found to have acted in breach of duty, or where is convicted of a criminal offence, he must repay what the company has funded on his behalf.

The CA 2006 requires the funding arrangement to be such that, subject to two exceptions, the loan involved is repayable immediately in the event that the final outcome of the proceedings is that the director is not exonerated. There are two exceptions to the statutory requirement that the director must repay a company loan if he is not exonerated of wrongdoing, namely if the director is found guilty in a third party civil action (i.e. one not brought by or on behalf of the company or any of its UK-incorporated associated companies), and a regulatory proceeding against him. In these two instances, the company has discretion as to whether or not to indemnify a director for his defence costs and (if so) whether to do so via a loan or direct indemnity arrangement.

In a case where the director is exonerated of wrongdoing, or is not otherwise required by the CA 2006 and the company to repay the loan, it may be written off by way of indemnity, unless the indemnity contract itself provides otherwise. The obligation to impose a contingent repayment obligation necessitates the loan arrangement being documented in a formal contract.

Indemnification powers in articles of association of companies

As a decision to grant an indemnity contract to a director, and/or to lend him money to fund his defence, involves a fiduciary relationship between the company and the director(s) concerned, it is necessary for the board to be given the express power to do so within the company’s articles of association. The same applies to the purchase of director and officer insurance for the company’s directors.

The powers given by this article shall not limit any general powers of the company to grant indemnities, purchase and maintain insurance or provide funds (whether by way of loan or otherwise) to any person in connection with any legal or regulatory proceedings or applications for relief.

The form of the indemnity contract

Any indemnity will need to be documented by contract, as will any defence costs loan arrangement. It has been held by the courts that directors cannot rely on an indemnification provision in the company’s articles of association, even where the article expresses the directors’ indemnity rights in mandatory form. That is because the articles constitute a contract between the company and its members, not between the company and its directors. A director’s right to be indemnified therefore derives from his contractual relationship with the company.

Indemnity contracts can be effected by deed or by deed poll.

AoA Provisions

Every director, auditor, secretary or other officer of the Northern Ireland Guarantor shall be entitled to be indemnified by the Northern Ireland Guarantor against all costs, charges, losses, expenses and liabilities incurred by him in the execution and/or discharge of his duties and/or the exercise of his powers and/or otherwise in relation to or in connection with his duties, powers or offices, including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Northern Ireland Guarantor and which judgement is given in his favor (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted.

Russia Guarantor

Gates CIS LLC

Russian Law Provisions

Members of the board of directors of a Russian limited liability company may incur civil, administrative and/or criminal liabilities under Russian legislation for violations of legal norms or non-fulfilment of their duties. Such liabilities are personal in nature, i.e., liability is imposed on a person only if violations are committed due to his or her fault.

The general provision concerning liability of directors is found in Article 53.3 of the Civil Code, which imposes on a director the requirement to act in good faith and reasonably in the interests of the company and, failing that, to compensate any damages inflicted upon the company. More specific guidance on this matter is given by Article 44 of the Federal Law dated February 8, 1998, as amended, No. 14-FZ “On the Limited Liability Companies” (the “Russian LLC Law”) whereby a director can be held liable for damages sustained by the company and caused by his/her culpable acts or failure to act.

When determining the existence or amount of a director’s liability for breaches of his duty, the Russian LLC Law requires that at least two factors be taken into account. First, a director is not liable for losses caused by actions (or inaction) causing damages to the company if he voted against the relevant decision or did not take part in the voting. Second, the Russian LLC Law provides that “customs of commercial activity and other circumstances relating to the specific case” must be taken into account in determining the liability of directors.

The scope of a director’s civil liability is not limited to direct damages but potentially also includes lost profits in accordance with Article 15 of the Civil Code.

A court action to compensate losses caused to the company by culpable actions or inaction by a manager or director of the company may be initiated by the company or its participant(s).

Turkish Guarantor

Gates Güç Aktarim Sistemleri Dağitim Sanayi ve Ticaret Limited Şirketi

The liabilities of, and indemnification to, the managers of the Turkish Guarantor, can be determined as per (i) the principles set forth under Turkish law with respect to liability of the managers in a limited liability partnership (a “Turkish LLP”); and (ii) the principles set forth under the articles of association (the “Turkish AoA”) of the Turkish Guarantor.

Turkish Law Provisions

The relevant provisions are set forth under the (i) Turkish Commercial Code (“TCC”), and (ii) certain other legislation.

(i)	Provisions under the TCC:

According to the TCC, a Turkish LLP does not have a board of directors. Under the TCC, a person who performs a general managerial role, carrying out the business and activities of and representing and binding a Turkish LLP is defined under the TCC as the “principal” (“müdür”) of the company.

Under the TCC, as a general principle, a Turkish LLP principal would not be held personally liable for the acts and the contracts he/she has performed on behalf of the Turkish LLP. However, a principal, negligently or fraudulently, failing to perform his/her duties vested in him/her by the TCC or by other applicable pieces of legislation or the articles of association, will be held liable against the company, the partners and the creditors of the company. The partners and the creditors of the Turkish LLP may file a lawsuit against the principals for the compensation of either their (a) indirect damages (such as damages decreasing the value of the Turkish LLP’s assets) or (b) direct damages (damages incurred irrespective of any damages to the company itself).

The TCC further sets forth the following reasons for invoking the liability of a principal: (i) incorrect payments made by the partners in respect of their capital contributions, (ii) distribution and payment of dividends, irrespective of the actual situation-not reflected in the balance sheet, (iii) corporate books and records’, which are required to be maintained as per the applicable laws, not being present or not being properly kept; (iv) non-implementation of partners’ assembly meetings without any valid causes); (v) non-compliance with the applicable law in the increase of share capital; (vi) initiation of lawsuits against the decisions of the general assembly of partners in bad faith; and (vii) not investigating the corrupt acts in the formation phase of the Turkish LLP, (please note that criminal liability of a principal may also be invoked if this would be the case).

(ii)	Provisions under other legislation:

Tax Legislation: In the event that a Turkish LLP fails to pay its taxes, the principal of such Turkish LLP may be held personally liable and ordered to pay the taxes in addition to default payments and penalties.

Social Insurance Legislation: Pursuant to the Law on Social Insurance and General Health Insurance, the principal of a Turkish LLP may be held jointly and severally liable with the company for the overdue premium debts (together with the monetary penalties and accrued interest), deducted from the employees’ wages to the Social Security Institution.

Employment Legislation: Under Turkish Employment Law, a person, who acts on behalf of the employer and participates in the administration of a company, is deemed to be the “employer’s agent”, and may be subject to certain monetary penalties. The principal of a Turkish LLP may be considered as the employer’s agent and such monetary penalties may be imposed on the principal as well.

Environmental Legislation: Under the Environmental Law, a person who directly or indirectly pollutes the environment will be held responsible. However, if such act of pollution constitutes a crime under the Turkish Criminal Code, the relevant Public Prosecutor may at its sole discretion include the officers of a company (e.g. the principal of a Turkish LLP) within the scope of criminal prosecution process.

Criminal Law: As per the general principle under Turkish criminal law regarding the individuality of criminal liability (ceza sorumluluğunun şahsiliği kurali), the main principle is prosecution of and application of criminal sanctions and penalties to individuals, and concept of “enterprise liability” is rejected in principle. Accordingly, if the relevant public prosecutor determines that a criminal offense has been committed by an action of a legal entity, it may be possible that the officers of such entity (e.g. the principal of a Turkish LLP) may be included within the scope of the criminal prosecution process.

AoA Provisions

The AoA of the Turkish Guarantor does not include specific indemnification provisions with respect to the managers of the Turkish Guarantors.

United Arab Emirates (“UAE”) Guarantors

Gates Engineering & Services FZCO

Gates Engineering & Services Hamriyah FZE

UAE Law Provisions

Federal Law No. 8 of 1984 Concerning Commercial Companies, as amended from time to time (“UAE Companies Law”) applies to all corporate entities incorporated in the UAE, except that the UAE Companies Law does not apply to companies incorporated in UAE free zones to the extent that the subject matter of the UAE Companies Law is addressed in the implementing regulations of the relevant free zone.

Gates Engineering & Services Hamriyah FZE is subject to the Hamriyah Free Zone Implementing Rules and Regulations Concerning the Establishment of Free Zone Establishments at HFZ issued pursuant to Sharjah Emiri Decree No. 6 of 1995 (“HFZ Implementing Regulations”). Gates Engineering & Services FZCO is subject to Implementing Regulations No. 1/99 issued by the Jebel Ali Free Zone Authority pursuant to Law No. 2 of 1986 Concerning the Formation of Legal Establishments at JAFZ (“JAFZ Implementing Regulations”, and together with the HFZ Implementing Regulations, the “Implementing Regulations”).

As neither Gates Engineering & Services Hamriyah FZE nor Gates Engineering & Services FZCO have a memorandum or articles of association, the relevant Implementing Regulations set out the principal corporate governance requirements and the UAE Companies Law will apply in respect of any corporate matters not addressed in the relevant Implementing Regulations.

The Implementing Regulations do not address the liability or potential liability of directors and officers nor do they address the indemnification or possible indemnification of directors and officers of companies incorporated in the relevant free zone.

Article 115 of the UAE Companies Law provides that any resolution adopted by the general assembly of a Company approving the release of the board of directors from liability shall not be effective in respect of faults and mistakes made by the directors in the performance of their functions. Pursuant to Article 115, in the event that the general assembly ratifies a specific act carried out by the board on behalf of the Company, the shareholders will only have a period of one year from the date of the ratification to make a claim against the directors for any liability incurred in respect of the relevant act. However, the UAE Companies Law is silent with regard to a company’s ability to indemnify its directors and officers from liability arising from carrying out their duties.

Exhibits

Exhibit No.	Description

3.1**	Articles of Association of Pinafore Holdings B.V.

3.2**	Partial Amendment of the Articles of Association of Pinafore Holdings B.V.

3.3**	Certificate of Incorporation of Tomkins, Inc.

3.4**	Certificate of Amendment to Certificate of Incorporation of Tomkins, Inc.

3.5**	Bylaws of Tomkins, Inc.

3.6**	Certificate of Formation of Tomkins, LLC

3.7**	Certificate of Amendment to Certificate of Formation of Tomkins, LLC

3.8**	Amended and Restated Limited Liability Company Agreement of Tomkins, LLC

4.1**	Indenture, dated as of September 29, 2010, among Pinafore, LLC (now Tomkins, LLC), Pinafore, Inc. (now Tomkins, Inc.), Pinafore holdings B.V., the note guarantors named therein and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as trustee.

4.2**	First Supplemental Indenture, dated as of November 18, 2010, among Tomkins Mauritius Company Limited, Schrader Electronics Limited, ACD Tridon Inc., Ruskin Company Canada Inc., Tomkins Automotive Canada Limited and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as trustee.

4.3**	Second Supplemental Indenture, dated as of December 21, 2010, among Gates Engineering & Services Ltd., Gates Fleximak Ltd., Gates CIS LLC, Eifeler Maschinenbau GMBH, Gates Holding GMBH, Gates Mectrol GMBH, Tridon Clamp Products GMBH, Trion (Deutschland) GMBH and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as trustee.

4.4**	Third Supplemental Indenture, dated as of December 23, 2010, among Gates Power Transmission Europe BVBA and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as trustee.

4.5**	Fourth Supplemental Indenture, dated as of January 20, 2011, among Gates Engineering & Services Australia Pty Ltd CAN 142 531 244 and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as trustee.

4.6**	Fifth Supplemental Indenture, dated as of February 23, 2011, among Schrader International Brasil Ltda., AMP Industrial Mexicana, S.A. de C.V., Aplicadores Mexicanos, S.A. de C.V., Auto Industrial de Partes, S.A. de C.V., Ruskin de México, S.A. de C.V., Tomkins Poly Belt Mexicana, S.A. de C.V., Gates Powertrain Plastik Metal Ve Makina Sanayii Ve Ticaret Limited Sirketi, Gates Guc Aktarim Sistemler Dagitim Sanayi Ve Ticaret Limited Sirketi, Gates Engineering & Services FZCO and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as trustee.

4.7**	Sixth Supplemental Indenture, dated as of February 24, 2011, among Gates Powertrain UK Limited and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as trustee.

4.8**	Seventh Supplemental Indenture, dated as of March 3, 2011, among Gates Engineering & Services Hamriyah FZE and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as trustee.

4.9**	Form of 9% Senior Secured Second Lien Note due 2018 (included in Exhibit 4.2).

4.10**	Registration Rights Agreement, dated as of September 29, 2010, by and among Pinafore, LLC (now Tomkins, LLC), Pinafore, Inc. (now Pinafore, Inc.), Pinafore Acquisitions Limited (now Tomkins Acquisitions Limited), the other guarantors party thereto, Banc of America Securities LLC, Citigroup Global Markets Inc., Barclays Capital Inc., RBC Capital Markets Corporation and UBS Securities LLC.

4.11**	Third Supplemental Trust Deed relating to the £750,000,000 EMTN Program, dated August 28, 2003.

4.12**	Eighth Supplemental Indenture, dated as of August 18, 2011, among St. Augustine Real Estate Holding LLC and Wilmington Trust, National Association, as trustee.

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Lathrop & Gage LLP.

5.3	Opinion of May Oberfell Lorber.

5.4	Opinion of Dinsmore & Shohl (Ohio) LLP.

5.5	Opinion of Dykema Gossett PLLC.

5.6	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC.

5.7	Opinion of Garvey Schubert Barer.

5.8	Opinion of Allen & Overy.

5.9	Opinion of DLA Piper UK LLP.

5.10	Opinion of Pinheiro Neto Advogados.

Exhibit No.	Description

5.11	Opinion of Walkers.

5.12	Opinion of Davies Ward Phillips & Vineberg LLP.

5.13	Opinion of Latham & Watkins (London) LLP.

5.14	Opinion of Latham & Watkins (Munich) LLP.

5.15	Opinion of Freshfields Bruckhaus Deringer Amsterdam B.V.

5.16	Opinion of Luther Rechtsanwaltsgesellschaft mbH.

5.17	Opinion of Appleby.

5.18	Opinion of Ritch Mueller, S.C.

5.19	Opinion of Arthur Cox.

5.20	Opinion of Latham & Watkins (Moscow) LLP

5.21	Opinion of Hergüner Bilgen Özeke Avukatlik Ortakliği.

5.22	Opinion of Hadef & Partners (Gates Engineering & Services Hamriyah FZE).

5.23	Opinion of Dinsmore & Shohl (Kentucky) LLP.

5.24	Opinion of Hadef & Partners (Gates Engineering & Services FZCO).

10.1**	Credit Agreement, dated as of July 27, 2010 as amended and restated on August 6, 2010 and as further amended and restated on September 21, 2010 among Pinafore, LLC, Pinafore, Inc., Pinafore Acquisitions Limited, the Guarantors party hereto, Citibank, N.A., as Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender, each lender from time to time party hereto, Banc of America Securities LLC, as Syndication Agent, Citigroup Global Markets Inc., Banc of America Securities LLC, Barclays Capital, RBC Capital Markets and UBS Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and Citigroup Global Markets Inc., Barclays Bank PLC, RBC Capital Markets and UBS Securities LLC, as Co-Documentation Agents.

10.2**	Amendment No. 3 to the Credit Agreement, dated as of September 28, 2010, among Pinafore, LLC, Pinafore, Inc., Pinafore Acquisitions Limited, the Guarantors party hereto, Citibank, N.A., as Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender, each lender from time to time party hereto, Banc of America Securities LLC, as Syndication Agent, Citigroup Global Markets Inc., Banc of America Securities LLC, Barclays Capital, RBC Capital Markets and UBS Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and Citigroup Global Markets Inc., Barclays Bank PLC, RBC Capital Markets and UBS Securities LLC, as Co-Documentation Agents.

10.3**	Amendment No. 4 to the Credit Agreement, dated as of February 17, 2011, among Tomkins, LLC, Tomkins, Inc., Pinafore Holdings B.V., the Guarantors party hereto, Citibank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, Citicorp USA Inc., as Collateral Agreement, each lender from time to time party hereto, Merrill Lynch, Pierce, Fenner & Smith Incorporation, as Syndication Agent, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital, RBC Capital Markets and UBS Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and Citigroup Global Markets Inc., Barclays Bank PLC, RBC Capital Markets and UBS Securities LLC, as Co-Documentation Agents.

10.4**	U.S. Security Agreement, dated as of July 27, 2010, as amended and restated on September 21, 2010, among the grantors identified therein and Citicorp USA, Inc., as collateral agent.

10.5**	Supplement No. 1 to the U.S. Security Agreement, dated as of September 29, 2010, among the grantors identified therein and Citicorp USA, Inc., as collateral agent.

10.6**	U.S. Second Lien Notes Security Agreement, dated as of September 29, 2010, among the grantors identified therein and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as collateral agent.

10.7**	Security Agreement, dated as of September 30, 2010, between the chargors named therein and Citicorp USA, Inc.

10.8**	Security Agreement, dated as of September 30, 2010, between the chargors named therein and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as collateral agent.

10.9**	Amendment No. 5 to the Credit Agreement, dated as of June 30, 2011, among Tomkins, LLC, Tomkins, Inc., Pinafore Holdings B.V., the Guarantors party hereto, Citibank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, Citicorp USA Inc., as Collateral Agreement, each lender from time to time party hereto, Merrill Lynch, Pierce, Fenner & Smith Incorporation, as Syndication Agent, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital, RBC Capital Markets and UBS Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and Citigroup Global Markets Inc., Barclays Bank PLC, RBC Capital Markets and UBS Securities LLC, as Co-Documentation Agents.

12.1**	Statement of Computation of Ratio of Earnings to Fixed Charges.

21.1**	List of Subsidiaries.

23.1**	Consent of Deloitte LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.3	Consent of Lathrop & Gage LLP (included in Exhibit 5.2).

23.4	Consent of May Oberfell Lorber (included in Exhibit 5.3).

23.5	Consent of Dinsmore & Shohl LLP (included in Exhibit 5.4).

23.6	Consent of Dykema Gossett PLLC (included in Exhibit 5.5).

23.7	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibit 5.6).

23.8	Consent of Garvey Schubert Barer (included in Exhibit 5.7).

23.9	Consent of Allen & Overy (included in Exhibit 5.8).

23.10	Consent of DLA Piper UK LLP (included in Exhibit 5.9).

23.11	Consent of Pinheiro Neto Advogados (included in Exhibit 5.10).

23.12	Consent of Walkers (included in Exhibit 5.11).

23.13	Consent of Davies Ward Phillips & Vineberg LLP (included in Exhibit 5.12).

23.14	Consent of Latham & Watkins (London) LLP (included in Exhibit 5.13).

23.15	Consent of Latham & Watkins LLP (included in Exhibit 5.14).

23.16	Consent of Freshfields Bruckhaus Deringer Amsterdam B.V. (included in Exhibit 5.15).

23.17	Consent of Luther Rechtsanwaltsgesellschaft mbH (included in Exhibit 5.16).

23.18	Consent of Appleby (included in Exhibit 5.17).

23.19	Consent of Ritch Mueller, S.C. (included in Exhibit 5.18).

23.20	Consent of Arthur Cox (included in Exhibit 5.19).

23.21	Consent of Latham & Watkins (included in Exhibit 5.20).

23.22	Consent of Hergüner Bilgen Özeke Avukatlik Ortakliği (included in Exhibit 5.21).

23.23	Consent of Hadef & Partners (included in Exhibit 5.22).

23.24	Consent of Dinsmore & Shohl LLP (included in Exhibit 5.23).

23.25	Consent of Hadef & Partners (included in Exhibit 5.24).

24**	Powers of Attorney (included on the signatures pages hereof).

25.1**	Statement of Eligibility of the Trustee on Form T-1 under the Trust Indenture Act.

99.1**	Form of Letter of Transmittal.

99.2**	Form of Notice of Guaranteed Delivery.

99.3**	Form of Letter to DTC Participants.

99.4**	Form of Letter to Beneficial Holders.

**	Previously filed.

Undertakings

Each of the undersigned registrants hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1993;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) to file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A.4 of Form 20–F at the start of any delayed offering or throughout a continuous offering;

(5) to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of a registrant pursuant to the foregoing provisions, or otherwise, each of the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each of the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Pinafore Holdings B.V. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the 21 st day of October, 2011.

PINAFORE HOLDINGS B.V.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Pinafore Holdings B.V.:

Signature	Title	Date

* James Nicol	Director C (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	(Principal Financial and Accounting Officer)	October 21, 2011

* Ryan Terrance Selwood	Director B	October 21, 2011

Anthony David Morgan	Director B

Konstantin Gilis	Director A

* Donald West	Director A	October 21, 2011

* Ronald Rosenboom	Director C	October 21, 2011

* Edwin Denekamp	Director C	October 21, 2011

* Roelof Langelaar	Director C	October 21, 2011

* Pieter Hallebeek	Director C	October 21, 2011

/s/ Johan A. Broekhuis Johan A. Broekhuis	Director C	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, ACD Tridon (Holdings) Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

ACD TRIDON (HOLDINGS) LIMITED

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For ACD Tridon (Holdings) Limited:

Signature	Title	Date

* Michael John Hopster	Director (Principal Executive Officer)	October 21, 2011

* Elizabeth H. Lewzey	Director (Principal Financial and Accounting Officer)	October 21, 2011

Nicolas P. Wilkinson	Director

/s/ Thomas C. Reeve Thomas C. Reeve	Director	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, ACD Tridon Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

ACD TRIDON INC.

By:	/s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For ACD Tridon Inc.:

Signature	Title	Date

* David Carroll	President and Director (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Chief Financial Officer (Principal Financial and Accounting Officer)	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Air System Components, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

AIR SYSTEM COMPONENTS, INC.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Air System Components, Inc.:

Signature	Title	Date

* Gordon Jones	President and Director (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Vice President & CFO (Principal Financial and Accounting Officer)	October 21, 2011

* Daniel J. Disser	Director	October 21, 2011

* Ronald L. Dewey	Director	October 21, 2011

* Terry J. O’Halloran	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Air Systems Components Investments China Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

AIR SYSTEMS COMPONENTS INVESTMENTS CHINA LIMITED

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Air Systems Components Investments China Limited:

Signature	Title	Date

* Michael John Hopster	Director (Principal Executive Officer)	October 21, 2011

* Elizabeth H. Lewzey	Director (Principal Financial and Accounting Officer)	October 21, 2011

Nicolas P. Wilkinson	Director

/s/ Thomas C. Reeve Thomas C. Reeve	Director	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, AMP Industrial Mexicana, S.A. de C.V. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

AMP INDUSTRIAL MEXICANA, S.A. DE C.V.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For AMP Industrial Mexicana, S.A. de C.V.:

Signature	Title	Date

* Terry O’Halloran	Sole Director (Principal Executive Officer)	October 21, 2011

* Ronald L. Dewey	(Principal Financial and Accounting Officer)	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Aplicadores Mexicanos, S.A. de C.V. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

APLICADORES MEXICANOS, S.A. DE C.V.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Aplicadores Mexicanos, S.A. de C.V.:

Signature	Title	Date

* Gordon Jones	Sole Administrator (Principal Executive Officer)	October 21, 2011

* Jon Muckley	(Principal Financial and Accounting Officer)	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Aquatic Co. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

AQUATIC CO.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Aquatic Co.:

Signature	Title	Date

* Gary Anderson	President and Director (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Vice President & CFO (Principal Financial and Accounting Officer)	October 21, 2011

* Daniel J. Disser	Director	October 21, 2011

* Terry J. O’Halloran	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Aquatic Trucking Co. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

AQUATIC TRUCKING CO.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Aquatic Trucking Co.:

Signature	Title	Date

* Gary Anderson	President and Director (Principal Executive Officer)	October 21, 2011

* Daniel J. Disser	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)	October 21, 2011

* Terry J. O’Halloran	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Auto Industrial de Partes, S.A. de C.V. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

AUTO INDUSTRIAL DE PARTES, S.A. DE C.V.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Auto Industrial de Partes, S.A. de C.V.:

Signature	Title	Date

* Michael H. Reese	Sole Administrator (Principal Executive Officer)	October 21, 2011

/s/ Laurie Stinson Laurie Stinson	(Principal Financial and Accounting Officer)	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Beta Naco Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

BETA NACO LIMITED

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Beta Naco Limited:

Signature	Title	Date

* Michael John Hopster	Director (Principal Executive Officer)	October 21, 2011

* Elizabeth H. Lewzey	Director (Principal Financial and Accounting Officer)	October 21, 2011

* Manoj Kumar Shah	Director	October 21, 2011

* Thomas Robert Edwards	Director	October 21, 2011

Nicolas P. Wilkinson	Director

/s/ Thomas C. Reeve Thomas C. Reeve	Director	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, British Industrial Valve Company Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

BRITISH INDUSTRIAL VALVE COMPANY LIMITED

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For British Industrial Valve Company Limited:

Signature	Title	Date

* Michael John Hopster	Director (Principal Executive Officer)	October 21, 2011

* Elizabeth H. Lewzey	Director (Principal Financial and Accounting Officer)	October 21, 2011

Nicolas P. Wilkinson	Director

/s/ Thomas C. Reeve Thomas C. Reeve	Director	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Broadway Mississippi Development, LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

BROADWAY MISSISSIPPI DEVELOPMENT, LLC BY GATES DEVELOPMENT CORPORATION, ITS SOLE MEMBER

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Broadway Mississippi Development, LLC:

Signature	Title	Date

* Thomas C. Reeve	President and Director (Principal Executive Officer) of Gates Development Corporation, Sole Member of Broadway Mississippi Development, LLC	October 21, 2011

* Nicolas P. Wilkinson	Treasurer (Principal Financial and Accounting Officer) of Gates Development Corporation, Sole Member of Broadway Mississippi Development, LLC	October 21, 2011

James Nicol	Director of Gates Development Corporation, Sole Member of Broadway Mississippi Development, LLC

* John W. Zimmerman	Director of Gates Development Corporation, Sole Member of Broadway Mississippi Development, LLC	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Buffalo Holding Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

BUFFALO HOLDING COMPANY

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Buffalo Holding Company:

Signature	Title	Date

* Steven H. Lutz	Vice President & Group Controller and Director (Principal Executive Officer)	October 21, 2011

* Daniel J. Disser	Vice President & CFO and Director (Principal Financial and Accounting Officer)	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Carriage House Fruit Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

CARRIAGE HOUSE FRUIT COMPANY

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Carriage House Fruit Company:

Signature	Title	Date

* Daniel J. Disser	(Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	(Principal Financial and Accounting Officer)	October 21, 2011

* Thomas C. Reeve	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Conergics Corporation has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

CONERGICS CORPORATION

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Conergics Corporation:

Signature	Title	Date

* Daniel J. Disser	(Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	(Principal Financial and Accounting Officer)	October 21, 2011

* Thomas C. Reeve	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Dexter Axle Acquisition Corp. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

DEXTER AXLE ACQUISITION CORP.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Dexter Axle Acquisition Corp.:

Signature	Title	Date

* Adam W. Dexter	President and Director (Principal Executive Officer)	October 21, 2011

* Daniel J. Disser	Vice-President & Treasurer and Director (Principal Financial and Accounting Officer)	October 21, 2011

* Bernard J. Bolka	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Dexter Axle Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

DEXTER AXLE COMPANY

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Dexter Axle Company:

Signature	Title	Date

* Adam W. Dexter	President and Director (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Vice President & CFO (Principal Financial and Accounting Officer)	October 21, 2011

* Bernard J. Bolka	Director	October 21, 2011

* Daniel J. Disser	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Dexter Axle Trucking Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

DEXTER AXLE TRUCKING COMPANY

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Dexter Axle Trucking Company:

Signature	Title	Date

* Adam W. Dexter	President and Director (Principal Executive Officer)	October 21, 2011

* Bernard J. Bolka	Vice President, Finance and Director (Principal Financial and Accounting Officer)	October 21, 2011

* Daniel J. Disser	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Dexter Chassis Group, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

DEXTER CHASSIS GROUP, INC.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Dexter Chassis Group, Inc.:

Signature	Title	Date

* Adam W. Dexter	President and Director (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Vice President & CFO (Principal Financial and Accounting Officer)	October 21, 2011

* Bernard J. Bolka	Director	October 21, 2011

* Daniel J. Disser	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, E Industries, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

E INDUSTRIES, INC.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For E Industries, Inc.:

Signature	Title	Date

* Matthew J. Eppers	President (Principal Executive Officer)	October 21, 2011

* Bernard J. Bolka	Vice President, Finance and Director (Principal Financial and Accounting Officer)	October 21, 2011

* Adam W. Dexter	Director	October 21, 2011

* Daniel J. Disser	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Eastern Sheet Metal, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

EASTERN SHEET METAL, INC.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Eastern Sheet Metal, Inc.:

Signature	Title	Date

* William K. Stout, Jr.	President and Director (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Vice President & CFO (Principal Financial and Accounting Officer)	October 21, 2011

* Daniel J. Disser	Director	October 21, 2011

* Thomas R. Edwards	Director	October 21, 2011

* Jeffrey D. Leonard	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Eifeler Maschinenbau GmbH has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Erembodegem, Belgium on the 21st day of October, 2011.

EIFELER MASCHINENBAU GMBH

By:	/s/ John Weston

Name:	John Weston
Title:	Managing Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Eifeler Maschinenbau GmbH:

Signature	Title	Date

* John Weston	Managing Director (Principal Executive Officer)	October 21, 2011

* Ross G. Bratlee	(Principal Financial and Accounting Officer)	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ John Weston
John Weston
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, EPICOR Industries, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

EPICOR INDUSTRIES, INC.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For EPICOR Industries, Inc.:

Signature	Title	Date

* Michael H. Reese	President and Director (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Vice President & CFO (Principal Financial and Accounting Officer)	October 21, 2011

* Daniel J. Disser	Director	October 21, 2011

* Steven H. Lutz	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, FBN Transportation, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

FBN TRANSPORTATION, INC.

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For FBN Transportation, Inc:

Signature	Title	Date

* William K. Stout, Jr.	President and Director (Principal Executive Officer)	October 21, 2011

* Daniel J. Disser	Vice-President & Treasurer and Director (Principal Financial and Accounting Officer)	October 21, 2011

* Thomas R. Edwards	Director	October 21, 2011

* Jeffrey D. Leonard	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Auto Parts Holdings China Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

GATES AUTO PARTS HOLDINGS CHINA LIMITED

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Auto Parts Holdings China Limited:

Signature	Title	Date

* Michael John Hopster	Director (Principal Executive Officer)	October 21, 2011

* Alan J. Power	Director (Principal Financial and Accounting Officer)	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates CIS LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

GATES CIS LLC

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates CIS LLC:

Signature	Title	Date

* Piergiorgio Brusco	Director (Principal Executive Officer)	October 21, 2011

* William Allen	(Principal Financial and Accounting Officer)	October 21, 2011

* Peter Verdonckt	Director and General Manager	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Development Corporation has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

GATES DEVELOPMENT CORPORATION

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Development Corporation:

Signature	Title	Date

* Thomas C. Reeve	President and Director (Principal Executive Officer)	October 21, 2011

* Nicolas P. Wilkinson	Treasurer (Principal Financial and Accounting Officer)	October 21, 2011

James Nicol	Director

* John W. Zimmerman	Director	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Engineering & Services Australia Pty Ltd ACN 142 531 244 has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

GATES ENGINEERING & SERVICES AUSTRALIA PTY LTD ACN 142 531 244

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Engineering & Services Australia Pty Ltd ACN 142 531 244:

Signature	Title	Date

* Peter King	Director (Principal Executive Officer)	October 21, 2011

* Robert Clifford Edlund	Director (Principal Financial and Accounting Officer)	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Engineering & Services Hamriyah FZE has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the 21st day of October, 2011.

GATES ENGINEERING & SERVICES HAMRIYAH FZE

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Engineering & Services Hamriyah FZE:

Signature	Title	Date

*	Managing Director	October 21, 2011
Kenneth Brown	(Principal Executive Officer)

*	(Principal Financial and Accounting Officer)	October 21, 2011
Stephen Meyer

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Engineering & Services FZCO has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

GATES ENGINEERING & SERVICES FZCO

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Engineering & Services FZCO:

Signature	Title	Date

*	(Principal Executive Officer)	October 21, 2011
Kenneth Brown

*	(Principal Financial and Accounting Officer)	October 21, 2011
Stephen Meyer

*	Director	October 21, 2011
Nitin Kaul

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Engineering & Services Ltd. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

GATES ENGINEERING & SERVICES LTD.

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Engineering & Services Ltd.:

Signature	Title	Date

/s/ William Kenneth Brown	Director	October 21, 2011
William Kenneth Brown	(Principal Executive Officer)

*	(Principal Financial and Accounting Officer)	October 21, 2011
Ross G. Bratlee

*	Director	October 21, 2011
Robert S. Albery

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Engineering & Services UK Holdings Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

GATES ENGINEERING & SERVICES UK HOLDINGS LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Engineering & Services UK Holdings Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

/s/ William K. Brown	Director	October 21, 2011
William K. Brown

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve Thomas C. Reeve	Director	October 21, 2011

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Fleximak Ltd. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

GATES FLEXIMAK LTD.

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Fleximak Ltd.:

Signature	Title	Date

*	Director	October 21, 2011
John Weston	(Principal Executive Officer)

*	(Principal Financial and Accounting Officer)	October 21, 2011
Ross G. Bratlee

*	Director	October 21, 2011
Robert S. Albery

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Fluid Power Technologies Investments Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

GATES FLUID POWER TECHNOLOGIES INVESTMENTS LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Fluid Power Technologies Investments Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Güç Aktarim Sistemleri Dagitim Sanayi ve Ticaret Limited Sirketi has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

GATES GÜÇ AKTARIM SISTEMLERI DAGITIM SANAYI VE TICARET LIMITED SIRKETI

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Güç Aktarim Sistemleri Dagitim Sanayi ve Ticaret Limited Sirketi:

Signature	Title	Date

*	Manager	October 21, 2011
Ionut Stefan	(Principal Executive Officer)

*	(Principal Financial and Accounting Officer)	October 21, 2011
Vildan Gohdeniz

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Holding GmbH has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Erembodegem, Belgium, on the 21 st day of October, 2011.

GATES HOLDING GMBH

By:	/s/ John Weston
Name: John Weston
Title: Managing Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Holding GmbH:

Signature	Title	Date

*	Managing Director	October 21, 2011
John Weston	(Principal Executive Officer)

*	(Principal Financial and Accounting Officer)	October 21, 2011
Ross G. Bratlee

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ John Weston
John Weston
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Holdings Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

GATES HOLDINGS LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Holdings Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates International Holdings, LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

GATES INTERNATIONAL HOLDINGS, LLC BY THE GATES CORPORATION, ITS SOLE MEMBER

By:	/s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates International Holdings, LLC:

Signature	Title	Date

* James Nicol	Chief Executive Officer and Director of The Gates Corporation, Sole Member of Gates International Holdings, LLC (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Chief Financial Officer and Director of The Gates Corporation, Sole Member of Gates International Holdings, LLC (Principal Financial and Accounting Officer)	October 21, 2011

*	Director of The Gates Corporation, Sole	October 21, 2011
Shane Darren Feeney	Member of Gates International Holdings, LLC

*	Director of The Gates Corporation, Sole	October 21, 2011
Konstantin Gilis	Member of Gates International Holdings, LLC

Serge Gouin	Director of The Gates Corporation, Sole Member of Gates International Holdings, LLC

Johann Koss	Director of The Gates Corporation, Sole Member of Gates International Holdings, LLC

/s/ Seth Mitchell Mersky Seth Mitchell Mersky	Director of The Gates Corporation, Sole Member of Gates International Holdings, LLC	October 21, 2011

*	Director of The Gates Corporation, Sole	October 21, 2011
Anthony David Morgan	Member of Gates International Holdings, LLC

*	Director of The Gates Corporation, Sole	October 21, 2011
Alan J. Power	Member of Gates International Holdings, LLC

Chris Patterson	Director of The Gates Corporation, Sole Member of Gates International Holdings, LLC

Director of The Gates Corporation, Sole
Patrick Campbell	Member of Gates International Holdings, LLC

Director of The Gates Corporation, Sole
David Everitt	Member of Gates International Holdings, LLC

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Mectrol GmbH has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the 21st day of October, 2011.

GATES MECTROL GMBH

By:	/s/ Piergiorgio Brusco

Name:	Piergiorgio Brusco
Title:	Managing Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Mectrol GmbH:

Signature	Title	Date

*	Managing Director	October 21, 2011
Piergiorgio Brusco	(Principal Executive Officer)

*	(Principal Financial and Accounting Officer)	October 21, 2011
Ross G. Bratlee

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Piergiorgio Brusco
Piergiorgio Brusco
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Mectrol, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

GATES MECTROL, INC.

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Mectrol, Inc.:

Signature	Title	Date

*	President	October 21, 2011
Patricia W. Warfield	(Principal Executive Officer)

*	Chief Financial Officer	October 21, 2011
Peter C. Lynch	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Kenneth S. Friedman

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Power Transmission Europe BVBA has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the 21 st day of October, 2011.

GATES POWER TRANSMISSION EUROPE BVBA

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Power Transmission Europe BVBA:

Signature	Title	Date

*	Manager	October 21, 2011
Piergiorgio Brusco	(Principal Executive Officer)

*	Manager	October 21, 2011
William Allen	(Principal Financial and Accounting Officer)

*	Manager	October 21, 2011
Peter Verdonckt

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gates Powertrain UK Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

GATES POWERTRAIN UK LIMITED

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Gates Powertrain UK Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, H Heaton Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

H HEATON LIMITED

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For H Heaton Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Hart & Cooley Trucking Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

HART & COOLEY TRUCKING COMPANY

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Hart & Cooley Trucking Company:

Signature	Title	Date

/s/ Michael Winn	President and Director	October 21, 2011
Michael Winn	(Principal Executive Officer)

*	Vice President, Treasurer and Director	October 21, 2011
Daniel J. Disser	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Ronald L. Dewey

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Hart & Cooley, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

HART & COOLEY, INC.

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Hart & Cooley, Inc.:

Signature	Title	Date

/s/ Michael Winn	President and Director	October 21, 2011
Michael Winn	(Principal Executive Officer)

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Daniel J. Disser

*	Director	October 21, 2011
Ronald L. Dewey

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Hytec, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

HYTEC, INC.

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Hytec, Inc.:

Signature	Title	Date

*	President and Director	October 21, 2011
Gary Anderson	(Principal Executive Officer)

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Daniel J. Disser

*	Director	October 21, 2011
Terry J. O’Halloran

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ideal Clamp Products, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

IDEAL CLAMP PRODUCTS, INC.

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Ideal Clamp Products, Inc.:

Signature	Title	Date

*	President and Director	October 21, 2011
Michael H. Reese	(Principal Executive Officer)

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Daniel J. Disser

*	Director	October 21, 2011
Steven H. Lutz

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Koch Filter Corporation has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

KOCH FILTER CORPORATION

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Koch Filter Corporation:

Signature	Title	Date

*	President and Director	October 21, 2011
Gordon Jones	(Principal Executive Officer)

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Daniel J. Disser

Director
John Koch

*	Director	October 21, 2011
Ronald L. Dewey

*	Director	October 21, 2011
Terry J. O’Halloran

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Montisk Investments Netherlands C.V. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg, on the 21 st day of October, 2011.

MONTISK INVESTMENTS NETHERLANDS C.V.

BY TOMKINS INVESTMENTS COMPANY S.À R.L., ITS GENERAL PARTNER

By:	/s/ Geraldine Cassells

Name:	Geraldine Cassells
Title:	Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Montisk Investments Netherlands C.V.:

Signature	Title	Date

* Geraldine Cassells	Manager of Tomkins Investments Company S.à r.l., its General Partner (Principal Executive Officer and Principal Financial and Accounting Officer)	October 21, 2011

* Theodore Schartz	Manager of Tomkins Investments Company S.à r.l., its General Partner	October 21, 2011

Siran Samarasinghe	Manager of Tomkins Investments Company S.à r.l., its General Partner

Robert Verdonk	Manager of Tomkins Investments Company S.à r.l., its General Partner

* Malcolm Swain	Manager of Tomkins Investments Company S.à r.l., its General Partner	October 21, 2011

* Thomas C. Reeve	Authorized Representative in the United States	October 21, 2011

* By:	/s/ Geraldine Cassells
Geraldine Cassells
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, NRG Industries, Inc. nka Ruskin Rooftop Systems, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

NRG INDUSTRIES, INC. NKA RUSKIN ROOFTOP SYSTEMS, INC.

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For NRG Industries, Inc. nka Ruskin Rooftop Systems, Inc.:

Signature	Title	Date

*	Chief Executive Officer, President and Director	October 21, 2011
Thomas R. Edwards	(Principal Executive Officer)

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Daniel J. Disser

*	Director	October 21, 2011
Jeffrey D. Leonard

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Olympus (Ormskirk) Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

OLYMPUS (ORMSKIRK) LIMITED

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Olympus (Ormskirk) Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ruskin Air Management Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

RUSKIN AIR MANAGEMENT LIMITED

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Ruskin Air Management Limited:

Signature	Title	Date

*	Director	October 21, 2011
Kevin John Munson	(Principal Executive Officer)

*	Director	October 21, 2011
Andrew McKay	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Thomas R. Edwards

*	Director	October 21, 2011
Manoj Kumar Shah

*	Director	October 21, 2011
David Peter Fitzpatrick

*	Director	October 21, 2011
Michael John Hopster

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ruskin Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

RUSKIN COMPANY

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Ruskin Company:

Signature	Title	Date

*	Chief Executive Officer, President and	October 21, 2011
Thomas R. Edwards	Director (Principal Executive Officer)

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Daniel J. Disser

*	Director	October 21, 2011
Jeffrey D. Leonard

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ruskin Company Canada Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

RUSKIN COMPANY CANADA INC.

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Ruskin Company Canada Inc.:

Signature	Title	Date

*	(Principal Executive Officer)	October 21, 2011
Thomas R. Edwards

*	(Principal Financial and Accounting	October 21, 2011
Jeffrey Leonard	Officer)

*	Director	October 21, 2011
David Carroll

*	Authorized Representative in the United	October 21, 2011
Thomas C. Reeve	States

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ruskin de Mexico, S.A. de C.V. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

RUSKIN DE MEXICO, S.A. DE C.V.

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Ruskin de Mexico, S.A. de C.V.:

Signature	Title	Date

*	Sole Administrator	October 21, 2011
Thomas R. Edwards	(Principal Executive Officer)

*	(Principal Financial and Accounting Officer)	October 21, 2011
Jeffrey Leonard

*	Secretary and Authorized Representative in the	October 21, 2011
Thomas C. Reeve	United States

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ruskin Service Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

RUSKIN SERVICE COMPANY

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Ruskin Service Company:

Signature	Title	Date

*	Chief Executive Officer, President and Director	October 21, 2011
Thomas R. Edwards	(Principal Executive Officer)

*	Vice President, Treasurer and Director (Principal	October 21, 2011
Daniel J. Disser	Financial and Accounting Officer)

*	Director	October 21, 2011
Jeffrey D. Leonard

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Schrader Electronics Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

SCHRADER ELECTRONICS LIMITED

By:	/s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Schrader Electronics Limited:

Signature	Title	Date

* Thomas David Stephen McClelland	Director (Principal Executive Officer)	October 21, 2011

* Graeme Martin Thompson	Director (Principal Financial and Accounting Officer)	October 21, 2011

*	Director	October 21, 2011
Michael John Hopster

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Schrader Electronics, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

SCHRADER ELECTRONICS, INC.

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Schrader Electronics, Inc.:

Signature	Title	Date

*	Chief Executive, President and Director	October 21, 2011
Thomas David Stephen McClelland	(Principal Executive Officer)

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Hugh W. Charvat

*	Director	October 21, 2011
Daniel J. Disser

*	Director	October 21, 2011
Steven H. Lutz

*	Director	October 21, 2011
Graeme M. Thompson

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Schrader International Brasil Ltda. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the 21st day of October, 2011.

SCHRADER INTERNATIONAL BRASIL LTDA.

By: /s/ Richard Hoffner
Name: Richard Hoffner
Title: Managing Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Schrader International Brasil Ltda.:

Signature	Title	Date

*	Managing Officer	October 21, 2011
Richard Hoffner	(Principal Executive Officer)

*	(Principal Financial and Accounting Officer)	October 21, 2011
Steven H. Lutz

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Richard Hoffner
Richard Hoffner
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Schrader Investments Luxembourg S.à r.l. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg on the 21st day of October, 2011.

SCHRADER INVESTMENTS LUXEMBOURG S.À R.L.

By: /s/ Geraldine Cassells
Name: Geraldine Cassells
Title: Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Schrader Investments Luxembourg S.à r.l.:

Signature	Title	Date

*	Manager	October 21, 2011
Geraldine Cassells	(Principal Executive Officer and Principal Financial and Accounting Officer)

*	Manager	October 21, 2011
Theodore Schartz

Manager
Robert Verdonk

Manager
Siran Samarasinghe

*	Manager	October 21, 2011
Malcolm Swain

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Geraldine Cassells
Geraldine Cassells
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Schrader, LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

SCHRADER, LLC

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Schrader, LLC:

Signature	Title	Date

*	President & Assistant Secretary and	October 21, 2011
Jean-Michel Bolmont	Director (Principal Executive Officer)

*	Vice President and Treasurer	October 21, 2011
Daniel J. Disser	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Steven H. Lutz

Director
Alan J. Power

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Schrader-Bridgeport International, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

SCHRADER-BRIDGEPORT INTERNATIONAL, INC.

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Schrader-Bridgeport International, Inc.:

Signature	Title	Date

*	Chairman & Director	October 21, 2011
Hugh Charvat	(Principal Executive Officer)

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Daniel J. Disser

Director
Steven H. Lutz

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Selkirk Americas, L.P. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

SELKIRK AMERICAS, L.P.
BY TOMKINS ENGINEERING LIMITED,
ITS GENERAL PARTNER

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Selkirk Americas, L.P.:

Signature	Title	Date

*	Director	October 21, 2011
Michael J. Hopster	(Principal Executive Officer) of Tomkins Engineering Limited, General Partner of Selkirk Americas, L.P.

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer) of Tomkins Engineering Limited, General Partner of Selkirk Americas, L.P.

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Selkirk Canada Holdings, L.P. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

SELKIRK CANADA HOLDINGS, L.P.
BY SELKIRK IP LLC,
ITS GENERAL PARTNER

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Selkirk Canada Holdings, L.P.:

Signature	Title	Date

*	Chief Executive Officer and Manager	October 21, 2011
Terry J. O’Halloran	(Principal Executive Officer) of Selkirk IP LLC, General Partner of Selkirk Canada Holdings, L.P.

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer) of Selkirk IP LLC, General Partner of Selkirk Canada Holdings, L.P.

Manager of Selkirk IP LLC, General
Daniel J. Disser	Partner of Selkirk Canada Holdings, L.P.

*	Manager of Selkirk IP LLC, General	October 21, 2011
Ronald L. Dewey	Partner of Selkirk Canada Holdings, L.P.

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Selkirk Corporation has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

SELKIRK CORPORATION

By: /s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Selkirk Corporation:

Signature	Title	Date

*	Chief Executive Officer and Director	October 21, 2011
Terry J. O’Halloran	(Principal Executive Officer)

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting
Officer)

*	Director	October 21, 2011
Daniel J. Disser

*	Director	October 21, 2011
Ronald L. Dewey

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Selkirk IP L.L.C. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

SELKIRK IP L.L.C.
BY SELKIRK AMERICAS, L.P., ITS SOLE MEMBER

By: /s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Selkirk IP L.L.C.:

Signature	Title	Date

*	Chief Executive Officer and Manager	October 21, 2011
Terry J. O’Halloran	(Principal Executive Officer)

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting
Officer)

Manager
Daniel J. Disser

*	Manager	October 21, 2011
Ronald L. Dewey

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Shiitake Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

SHIITAKE LIMITED

By: /s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Shiitake Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, St. Augustine Real Estate Holding LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

ST. AUGUSTINE REAL ESTATE HOLDING LLC
BY TOMKINS AUTOMOTIVE HOLDING CO.,
ITS SOLE MEMBER

By:	/s/ John W. Zimmerman

Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For St. Augustine Real Estate Holding LLC:

Signature	Title	Date

* Alan J. Power	Principal Executive Officer of Tomkins Automotive Holding Co., Sole Member of St. Augustine Real Estate Holding LLC (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Vice President and Chief Financial Officer of Tomkins Automotive Holding Co., Sole Member of St. Augustine Real Estate Holding LLC (Principal Financial and Accounting Officer)	October 21, 2011

* Daniel J. Disser	Director of Tomkins Automotive Holding Co., Sole Member of St. Augustine Real Estate Holding LLC	October 21, 2011

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Swindon Silicon Systems Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

SWINDON SILICON SYSTEMS LIMITED

By: /s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Swindon Silicon Systems Limited:

Signature	Title	Date

*	Director	October 21, 2011
Geoffrey Michael Hall	(Principal Executive Officer)

*	Director	October 21, 2011
Michael John Hopster	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Clive John Bunney

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, The Gates Corporation has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

THE GATES CORPORATION

By:	/s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For The Gates Corporation:

Signature	Title	Date

* James Nicol	Chief Executive Officer and Director (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	October 21, 2011

*	Director	October 21, 2011
Shane Darren Feeney

*	Director	October 21, 2011
Konstantin Gilis

Serge Gouin	Director

Johann Koss	Director

/s/ Seth Mitchell Mersky Seth Mitchell Mersky	Director	October 21, 2011

*	Director	October 21, 2011
Anthony David Morgan

*	Director	October 21, 2011
Alan J. Power

Chris Patterson	Director

Patrick Campbell	Director

David Everitt	Director

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Acquisitions Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21 st day of October, 2011.

TOMKINS ACQUISITIONS LIMITED

By:	/s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Acquisitions Limited:

Signature	Title	Date

* Alan J. Power	Director (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Director (Principal Financial and Accounting Officer)	October 21, 2011

*	Director	October 21, 2011
Ryan Terrance Selwood

Director
Shane Darren Feeney

Samuel Blaichman	Director

Director
Anthony David Morgan

*	Director	October 21, 2011
Konstantin Gilis

Seth Mitchell Mersky	Director

*	Director	October 21, 2011
Todd Michael Clegg

*	Director	October 21, 2011
Matthew Ross

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins American Investments S.à r.l. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg on the 21st day of October, 2011.

TOMKINS AMERICAN INVESTMENTS S.À R.L.

By: /s/ Geraldine Cassells
Name: Geraldine Cassells
Title: Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins American Investments S.à r.l.:

Signature	Title	Date

*	Manager	October 21, 2011
Geraldine Cassells	(Principal Executive Officer and Principal Financial and Accounting Officer)

*	Manager	October 21, 2011
Theodore Schartz

Manager
Robert Verdonk

*	Manager	October 21, 2011
Malcolm Swain

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Geraldine Cassells
Geraldine Cassells
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Automotive Canada Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS AUTOMOTIVE CANADA LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Automotive Canada Limited:

Signature	Title	Date

*	Director	October 21, 2011
Alan J. Power	(Principal Executive Officer)

*	Chief Financial Officer	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
David Carroll

*	Authorized Representative in the United	October 21, 2011
Thomas C. Reeve	States

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Automotive Company, S.à r.l. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg on the 21st day of October, 2011.

TOMKINS AUTOMOTIVE COMPANY, S.À R.L.

By: /s/ Geraldine Cassells
Name: Geraldine Cassells
Title: Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Automotive Company, S.à r.l.:

Signature	Title	Date

*	Manager	October 21, 2011
Geraldine Cassells	(Principal Executive Officer and Principal
Financial and Accounting Officer)

*	Manager	October 21, 2011
Theodore Schartz

Manager
Siran Samarasinghe

Manager
Robert Verdonk

*	Manager	October 21, 2011
Malcolm Swain

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Geraldine Cassells
Geraldine Cassells
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Automotive Holding Co. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS AUTOMOTIVE HOLDING CO.

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Automotive Holding Co.:

Signature	Title	Date

*	(Principal Executive Officer)	October 21, 2011
Alan J. Power

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Daniel J. Disser

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Building Products, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS BUILDING PRODUCTS, INC.

By:	/s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Building Products, Inc.:

Signature	Title	Date

* James Nicol	Director (Principal Executive Officer)	October 21, 2011

* John W. Zimmerman	Director & CFO (Principal Financial and Accounting Officer)	October 21, 2011

*	Director	October 21, 2011
Shane Darren Feeney

*	Director	October 21, 2011
Konstantin Gilis

*	Director	October 21, 2011
Anthony David Morgan

Anthony Munk	Director

Philip Orsino	Director

/s/ Terry O’Halloran Terry O’Halloran	Director	October 21, 2011

Michael Mangan	Director

Richard Reese	Director

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Engineering Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October , 2011.

TOMKINS ENGINEERING LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Engineering Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Finance Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS FINANCE LIMITED

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Finance Limited:

Signature	Title	Date

*	Director	October 21, 2011
John W. Zimmerman	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Michael John Hopster

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Finance Luxembourg Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS FINANCE LUXEMBOURG LIMITED

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Finance Luxembourg Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Funding Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS FUNDING LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Funding Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Holdings Luxembourg, S.à r.l. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg on the 21st day of October, 2011.

TOMKINS HOLDINGS LUXEMBOURG, S.À R.L.

By: /s/ Geraldine Cassells
Name: Geraldine Cassells
Title: Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Holdings Luxembourg, S.à r.l.:

Signature	Title	Date

*	Manager	October 21, 2011
Geraldine Cassells	(Principal Executive Officer and Principal Financial and Accounting Officer)

*	Manager	October 21, 2011
Theodore Schartz

Manager
Siran Samarasinghe

Manager
Robert Verdonk

*	Manager	October 21, 2011
Malcolm Swain

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Geraldine Cassells
Geraldine Cassells
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Ideal Clamps (Suzhou) Investments Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS IDEAL CLAMPS (SUZHOU) INVESTMENTS LIMITED

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Ideal Clamps (Suzhou) Investments Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Industries, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS INDUSTRIES, INC.

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Industries, Inc.:

Signature	Title	Date

*	Director	October 21, 2011
Terry J. O’Halloran	(Principal Executive Officer)

*	CFO and Director	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Investments China Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS INVESTMENTS CHINA LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Investments China Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Investments Company S.à r.l. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg on the 21st day of October, 2011.

TOMKINS INVESTMENTS COMPANY S.À R.L.

By:	/s/ Geraldine Cassells
Name: Geraldine Cassells
Title: Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Investments Company S.à r.l.:

Signature	Title	Date

*	Manager	October 21, 2011
Geraldine Cassells	(Principal Executive Officer and Principal Financial and Accounting Officer)

*	Manager	October 21, 2011
Theodore Schartz

Manager
Siran Samarasinghe

Manager
Robert Verdonk

*	Manager	October 21, 2011
Malcolm Swain

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Geraldine Cassells
Geraldine Cassells
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Investments Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS INVESTMENTS LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Investments Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS LIMITED

By:	/s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Limited:

Signature	Title	Date

* John W. Zimmerman	(Principal Executive Officer)	October 21, 2011

*	(Principal Financial and Accounting Officer)	October 21, 2011
Elizabeth H. Lewzey

*	Director	October 21, 2011
Todd Michael Clegg

*	Director	October 21, 2011
Ryan Terrance Selwood

*	Director	October 21, 2011
Shane Darren Feeney

Samuel Blaichman	Director

*	Director	October 21, 2011
Konstantin Gilis

Seth Mitchell Mersky	Director

*	Director	October 21, 2011
Anthony David Morgan

*	Director	October 21, 2011
Matthew Ross

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Luxembourg S.à r.l. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg on the 21 st day of October, 2011.

TOMKINS LUXEMBOURG S.À R.L.

By:	/s/ Geraldine Cassells
Name: Geraldine Cassells
Title: Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Luxembourg S.à r.l.:

Signature	Title	Date

*	Manager	October 21, 2011
Geraldine Cassells	(Principal Executive Officer and Principal Financial and Accounting Officer)

*	Manager	October 21, 2011
Theodore Schartz

Manager
Siran Samarasinghe

*	Manager	October 21, 2011
Malcolm Swain

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Geraldine Cassells
Geraldine Cassells
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Mauritius Company Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS MAURITIUS COMPANY LIMITED

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Mauritius Company Limited:

Signature	Title	Date

*	(Principal Executive Officer)	October 21, 2011
Terry O’Halloran

*	(Principal Financial and Accounting Officer)	October 21, 2011
Ronald L. Dewey

*	Director	October 21, 2011
Kathleen Lai

*	Director	October 21, 2011
Christian Li

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Overseas Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS OVERSEAS COMPANY

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Overseas Company:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas Paul Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Overseas Holdings S.à r.l. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg on the 21st day of October, 2011.

TOMKINS OVERSEAS HOLDINGS S.À R.L.

By: /s/ Geraldine Cassells
Name: Geraldine Cassells
Title: Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Overseas Holdings S.à r.l.:

Signature	Title	Date

*	Manager	October 21, 2011
Geraldine Cassells	(Principal Executive Officer and Principal Financial and Accounting Officer)

*	Manager	October 21, 2011
Theodore Schartz

Manager
Siran Samarasinghe

Robert Verdonk	Manager

*	Manager	October 21, 2011
Malcolm Swain

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Geraldine Cassells
Geraldine Cassells
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Overseas Investments Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS OVERSEAS INVESTMENTS LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Overseas Investments Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Pension Services Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS PENSION SERVICES LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Pension Services Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Poly Belt Mexicana, S.A. de C.V. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS POLY BELT MEXICANA, S.A. DE C.V.

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Poly Belt Mexicana, S.A. de C.V.:

Signature	Title	Date

*	Sole Administrator	October 21, 2011
Patricia W. Warfield	(Principal Executive Officer)

*	(Principal Financial and Accounting Officer)	October 21, 2011
Ross G. Bratlee

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins SC1 Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS SC1 LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins SC1 Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Sterling Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS STERLING COMPANY

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Sterling Company:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Treasury (Canadian Dollar) Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS TREASURY (CANADIAN DOLLAR) COMPANY

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Treasury (Canadian Dollar) Company:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas Paul Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Treasury (Dollar) Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS TREASURY (DOLLAR) COMPANY

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Treasury (Dollar) Company:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas Paul Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins Treasury (Euro) Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS TREASURY (EURO) COMPANY

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins Treasury (Euro) Company:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas Paul Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins U.S., L.P. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg, on the 21st day of October, 2011.

TOMKINS U.S., L.P. BY TOMKINS LUXEMBOURG S.À R.L., ITS GENERAL PARTNER

By: /s/ Geraldine Cassells
Name: Geraldine Cassells
Title: Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins U.S., L.P.:

Signature	Title	Date

*	Manager	October 21, 2011
Geraldine Cassells	(Principal Executive Officer and Principal Financial and Accounting Officer) of Tomkins Luxembourg S.à r.l., General Partner of Tomkins U.S., L.P.

*	Manager of Tomkins Luxembourg S.à r.l.,	October 21, 2011
Theodore Schartz	General Partner of Tomkins U.S., L.P.

Manager of Tomkins Luxembourg S.à r.l.,
Siran Samarasinghe	General Partner of Tomkins U.S., L.P.

*	Manager of Tomkins Luxembourg S.à r.l.,	October 21, 2011
Malcolm Swain	General Partner of Tomkins U.S., L.P.

* By:	/s/ Geraldine Cassells
Geraldine Cassells
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS, INC.

By: /s/ John W. Zimmerman
Name:	John W. Zimmerman
Title:	Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins, Inc.:

Signature	Title	Date

*	President and Director	October 21, 2011
James Nicol	(Principal Executive Officer)

*	Director and Chief Financial Officer	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tomkins, LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TOMKINS, LLC BY THE GATES CORPORATION AND TOMKINS BUILDING PRODUCTS, INC., ITS MEMBERS

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer of The Gates Corporation and Tomkins Building Products, Inc., Members of Tomkins, LLC

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tomkins, LLC:

Signature	Title	Date

*	Chief Executive Officer and Director of The	October 21, 2011
James Nicol	Gates Corporation, Member of Tomkins, LLC (Principal Executive Officer)

*	Chief Financial Officer and Director of The	October 21, 2011
John W. Zimmerman	Gates Corporation, Member of Tomkins, LLC (Principal Financial and Accounting Officer)

*	Director of Tomkins Building Products, Inc.,	October 21, 2011
James Nicol	Member of Tomkins, LLC (Principal Executive Officer)

*	Director and Executive Vice President,	October 21, 2011
John W. Zimmerman	Finance of Tomkins Building Products, Inc., Member of Tomkins, LLC (Principal Financial and Accounting Officer)

*	Director of The Gates Corporation and	October 21, 2011
Shane Darren Feeney	Tomkins Building Products, Inc., Members of Tomkins, LLC

*	Director of The Gates Corporation and	October 21, 2011
Konstantin Gilis	Tomkins Building Products, Inc., Members of Tomkins, LLC

/s/ Seth Mitchell Mersky	Director of The Gates Corporation,	October 21, 2011
Seth Mitchell Mersky	Member of Tomkins, LLC

*	Director of The Gates Corporation and	October 21, 2011
Anthony David Morgan	Tomkins Building Products, Inc., Members of Tomkins, LLC

Director of The Gates Corporation,
Patrick Campbell	Member of Tomkins, LLC

Director of The Gates Corporation,
David Everitt	Member of Tomkins, LLC

Director of The Gates Corporation,
Serge Gouin	Member of Tomkins, LLC

Director of The Gates Corporation,
Johann Koss	Member of Tomkins, LLC

/s/ Alan J. Power	Director of The Gates Corporation,	October 21, 2011
Alan J. Power	Member of Tomkins, LLC

Director of The Gates Corporation,
Chris Patterson	Member of Tomkins, LLC

Director of Tomkins Building Products,
Philip Orsino	Inc., Member of Tomkins, LLC

Director of Tomkins Building Products,
Michael Mangan	Inc., Member of Tomkins, LLC

Director of Tomkins Building Products,
Richard Reese	Inc., Member of Tomkins, LLC

/s/ Terry O’Halloran	Director of Tomkins Building Products,	October 21, 2011
Terry O’Halloran	Inc., Member of Tomkins, LLC

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Trico Products (Dunstable) Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TRICO PRODUCTS (DUNSTABLE) LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Trico Products (Dunstable) Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas Paul Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tridon Clamp Products GmbH has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

TRIDON CLAMP PRODUCTS GMBH

By:	/s/ Michael H. Reese
Name: Michael H. Reese
Title: Managing Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Tridon Clamp Products GmbH:

Signature	Title	Date

*	Managing Director	October 21, 2011
Michael H. Reese	(Principal Executive Officer)

/s/ Laurie Stinson	(Principal Financial and Accounting Officer)	October 21, 2011
Laurie Stinson

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Trion (Deutschland) GmbH has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the 21st day of October, 2011.

TRION (DEUTSCHLAND) GMBH

By:	/s/ Gordon Jones
Name: Gordon Jones
Title: Managing Director

By:	/s/ Jon Muckley
Name: Jon Muckley
Title: Managing Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Trion (Deutschland) GmbH:

Signature	Title	Date

*	Managing Director	October 21, 2011
Gordon Jones	(Principal Executive Officer)

*	Managing Director	October 21, 2011
Jon Muckley	(Principal Financial and Accounting Officer)

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Waltham Real Estate Holding Co. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

WALTHAM REAL ESTATE HOLDING CO.

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Waltham Real Estate Holding Co.:

Signature	Title	Date

*	(Principal Executive Officer)	October 21, 2011
Alan J. Power

*	Vice President & CFO	October 21, 2011
John W. Zimmerman	(Principal Financial and Accounting Officer)

*	Director	October 21, 2011
Daniel J. Disser

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Willer & Riley Limited has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 21st day of October, 2011.

WILLER & RILEY LIMITED

By: /s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Authorized Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 21, 2011:

For Willer & Riley Limited:

Signature	Title	Date

*	Director	October 21, 2011
Michael John Hopster	(Principal Executive Officer)

*	Director	October 21, 2011
Elizabeth H. Lewzey	(Principal Financial and Accounting Officer)

Director
Nicolas P. Wilkinson

/s/ Thomas C. Reeve	Director	October 21, 2011
Thomas C. Reeve

*	Authorized Representative in the United States	October 21, 2011
Thomas C. Reeve

* By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Attorney-in-fact